                                                                     EXHIBIT 4.1

                     CONSECO FINANCE HOME LOAN TRUST 1999-G




                                 TRUST AGREEMENT

                          Dated as of September 1, 1999

                                     between

                     CONSECO FINANCE SECURITIZATIONS CORP.,
                                  as Depositor

                                       and

                            WILMINGTON TRUST COMPANY,
                                as Owner Trustee
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                                TABLE OF CONTENTS

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ARTICLE I           DEFINITIONS.................................................................................1-1
         SECTION 1.1.          Definitions......................................................................1-1
         SECTION 1.2.          Usage of Terms...................................................................1-4
         SECTION 1.3.          Calculations.....................................................................1-5
         SECTION 1.4.          Section References...............................................................1-5
         SECTION 1.5.          Action by or Consent of Certificateholders.......................................1-5

ARTICLE II          CREATION OF TRUST...........................................................................2-1
         SECTION 2.1.          Creation of Trust................................................................2-1
         SECTION 2.2.          Office...........................................................................2-1
         SECTION 2.3.          Purposes and Powers..............................................................2-1
         SECTION 2.4.          Appointment of Owner Trustee.....................................................2-2
         SECTION 2.5.          Initial Capital Contribution of Trust Estate.....................................2-2
         SECTION 2.6.          Declaration of Trust.............................................................2-2
         SECTION 2.7.          Liability of the Certificateholders..............................................2-3
         SECTION 2.8.          Title to Trust Property..........................................................2-3
         SECTION 2.9.          Situs of Trust...................................................................2-3
         SECTION 2.10.         Representations and Warranties of the Depositor..................................2-3
         SECTION 2.11.         Federal Income Tax Allocations...................................................2-5
         SECTION 2.12.         Covenants of the Certificateholders..............................................2-5

ARTICLE III         THE CERTIFICATES............................................................................3-1
         SECTION 3.1.          Initial Ownership................................................................3-1
         SECTION 3.2.          The Certificates.................................................................3-1
         SECTION 3.3.          Authentication of Certificates...................................................3-1
         SECTION 3.4.          Registration of Transfer and Exchange of Certificates............................3-2
         SECTION 3.5.          Mutilated, Destroyed, Lost or Stolen Certificates................................3-5
         SECTION 3.6.          Persons Deemed Certificateholders................................................3-5
         SECTION 3.7.          Access to List of Certificateholders' Names and Addresses........................3-5
         SECTION 3.8.          Maintenance of Office or Agency..................................................3-6
         SECTION 3.9.          Appointment of Paying Agent......................................................3-6

ARTICLE IV          ACTIONS BY OWNER TRUSTEE....................................................................4-1
         SECTION 4.1.          Restriction on Power of Certificateholders.......................................4-1
         SECTION 4.2.          Prior Notice to Certificateholders with Respect to Certain Matters...............4-1
         SECTION 4.3.          Action by Certificateholders with Respect to Bankruptcy..........................4-1
         SECTION 4.4.          Restrictions on Certificateholders' Power........................................4-1

ARTICLE V           APPLICATION OF TRUST FUNDS; CERTAIN DUTIES..................................................5-1
         SECTION 5.1.          Trust Accounts...................................................................5-1
         SECTION 5.2.          Application of Funds in Certificate Distribution Account.........................5-2
         SECTION 5.3.          Method of Payment................................................................5-3
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         SECTION 5.4.          No Segregation of Monies; No Interest............................................5-3
         SECTION 5.5.          Accounting; Reports; Tax Returns.................................................5-3

ARTICLE VI          AUTHORITY AND DUTIES OF OWNER TRUSTEE.......................................................6-1
         SECTION 6.1.          General Authority................................................................6-1
         SECTION 6.2.          General Duties...................................................................6-1
         SECTION 6.3.          Action upon Instruction..........................................................6-1
         SECTION 6.4.          No Duties Except as Specified in this Agreement
                               or in Instructions...............................................................6-3
         SECTION 6.5.          No Action Except under Specified Documents
                               or Instructions..................................................................6-3
         SECTION 6.6.          Restrictions.....................................................................6-4
         SECTION 6.7.          Administration Agreement.........................................................6-4

ARTICLE VII         CONCERNING THE OWNER TRUSTEE................................................................7-1
         SECTION 7.1.          Acceptance of Trust and Duties...................................................7-1
         SECTION 7.2.          Furnishing of Documents..........................................................7-3
         SECTION 7.3.          Representations and Warranties...................................................7-3
         SECTION 7.4.          Reliance; Advice of Counsel......................................................7-4
         SECTION 7.5.          Not Acting in Individual Capacity................................................7-4
         SECTION 7.6.          Owner Trustee Not Liable for Certificates, Notes or Loans........................7-4
         SECTION 7.7.          Owner Trustee May Own Certificates and Notes.....................................7-5

ARTICLE VIII        COMPENSATION OF OWNER TRUSTEE...............................................................8-1
         SECTION 8.1.          Owner Trustee's Fees and Expenses................................................8-1
         SECTION 8.2.          Indemnification..................................................................8-1
         SECTION 8.3.          Nonrecourse Obligations..........................................................8-1

ARTICLE IX          TERMINATION.................................................................................9-1
         SECTION 9.1.          Termination of the Trust.........................................................9-1

ARTICLE X           SUCCESSOR OWNER TRUSTEES AND ADDITIONAL
                    OWNER TRUSTEES.............................................................................10-1
         SECTION 10.1.         Eligibility Requirements for Owner Trustee......................................10-1
         SECTION 10.2.         Resignation or Removal of Owner Trustee.........................................10-1
         SECTION 10.3.         Successor Owner Trustee.........................................................10-2
         SECTION 10.4.         Merger or Consolidation of Owner Trustee........................................10-2
         SECTION 10.5.         Appointment of Co-Trustee or Separate Trustee...................................10-2

ARTICLE XI          MISCELLANEOUS PROVISIONS...................................................................11-1
         SECTION 11.1.         Amendment.......................................................................11-1
         SECTION 11.2.         No Recourse.....................................................................11-2
         SECTION 11.3.         No Petition.....................................................................11-2
         SECTION 11.4.         Governing Law...................................................................11-2
         SECTION 11.5.         Severability of Provisions......................................................11-3
         SECTION 11.6.         Certificates Nonassessable and Fully Paid.......................................11-3
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         SECTION 11.7.         Third-Party Beneficiaries.......................................................11-3
         SECTION 11.8.         Counterparts....................................................................11-3
         SECTION 11.9.         Notices.........................................................................11-3
         SECTION 11.10.        Limitation of Liability.........................................................11-4

EXHIBIT A  -   CERTIFICATE OF TRUST.............................................................................A-1
EXHIBIT B-1-   FORM OF CLASS B-1 CERTIFICATE....................................................................B-1
EXHIBIT B-2-   FORM OF CLASS B-2 CERTIFICATE....................................................................B-2
EXHIBIT C  -   FORM OF CLASS C CERTIFICATE......................................................................C-1
EXHIBIT D  -   FORM OF REPRESENTATION LETTER AND CERTIFICATION..................................................D-1
EXHIBIT E  -   FORM OF CERTIFICATE DEPOSITORY AGREEMENT.........................................................E-1
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                                      -iii-

         THIS TRUST AGREEMENT, dated as of September 1, 1999, is made between Conseco Finance Securitizations Corp., a Minnesota corporation, as depositor (the "Seller"), and Wilmington Trust Company, a Delaware banking corporation, as owner trustee (in such capacity, the "Owner Trustee").

         In consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.1.  Definitions.

         Unless otherwise expressly defined herein, the terms defined in the Sale and Servicing Agreement (defined below) shall have the same meanings in this Agreement. Whenever capitalized and used in this Agreement, the following words and phrases, unless otherwise specified, shall have the following meanings:

         Act:  The meaning assigned to such term in Section 3.4(c).

         Administration Agreement: The Administration Agreement, dated as of September 1, 1999, among the Administrator, the Trust, and the Indenture Trustee, as the same may be amended and supplemented from time to time.

         Administrator: Conseco Finance Servicing Corp., a Delaware corporation, or any successor Administrator under the Administration Agreement.

         Agreement or this Agreement: This Trust Agreement, all amendments and supplements thereto and all exhibits and schedules to any of the foregoing.

         Authentication Agent: Wilmington Trust Company, or its successor in interest, and any successor authentication agent appointed as provided in this Agreement.

         Book-Entry Certificate: any Certificate registered in the name of the Depository or its nominee ownership of which is reflected on the books of the Depository or on the books of a person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such Depository).

         Business Trust Statute: Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code ss. 3801 et seq., as the same may be amended from time to time.

         Certificates: The Class B-1 Certificates, Class B-2 Certificates and Class C Certificates.

                                       1-1

         Certificate Depository Agreement: The agreement among the Trust, the Owner Trustee, the Administrator and The Depository Trust Company, dated as of the Closing Date, relating to the Class B-1 and Class B-2 Certificates, substantially in the form attached hereto as Exhibit E.

         Certificate Distribution Account: The account designated as the Certificate Distribution Account in, and which is established and maintained pursuant to, Section 5.1.

         Certificate Owner: The Person who is the beneficial owner of a Book-Entry Certificate.

         Certificate Majority: means holders of Certificates representing more than 50% of the interests of the Certificateholders as a whole.

         Certificate of Trust: The Certificate of Trust substantially in the form of Exhibit A hereto, filed for the Trust pursuant to Section 3810(a) of the Business Trust Statute.

         Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 3.4.

         Certificateholder or Holder: A Person in whose name a Certificate is registered in the Certificate Register.

         Class B-1 Certificates: The Class B-1 Loan-Backed Certificates evidencing a beneficial interest in the Trust, substantially in the form attached as Exhibit B-1.

         Class B-2 Certificates: The Class B-2 Loan-Backed Certificates evidencing a beneficial interest in the Trust, substantially in the form attached as Exhibit B-2.

         Class C Certificates: The Class C Loan-Backed Certificates evidencing a beneficial interest in the Trust, substantially in the form attached as Exhibit C.

         Code: The meaning assigned to such term in Section 5.2(f).

         Corporate Trust Office: The principal office of the Owner Trustee at which at any particular time its corporate trust business shall be administered, which office at the Closing Date is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration; the telecopy number for the Corporate Trust Office on the date of the execution of this Agreement is 302-651-8882.

         Definitive Certificates: The meaning assigned in Section 3.4(i).

         Depositor: The Seller in its capacity as depositor hereunder.

         "Depository" means the initial Depository, The Depository Trust Company, the nominee of which is CEDE & CO., as the registered Holder of:

                                       1-2

         (i) one Certificate evidencing $14,437,000 in initial aggregate principal balance of the Class B-1 Certificates, and

         (ii) one Certificate evidencing $19,938,000 in initial aggregate principal balance of the Class B-2 Certificates,

and any permitted successor depository. The Depository shall at all times be a "clearing corporation" as defined in the Uniform Commercial Code of the State of New York.

         "Depository Participant" means a broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

         ERISA:  The meaning assigned to such term in Section 3.4(e).

         Expenses:  The meaning assigned to such term in Section 8.2.

         GTFC-2:  Green Tree Finance Corp.-Two, a Minnesota corporation.

         Indemnified Parties:  The meaning assigned to such term in Section 8.2.

         Note Depository Agreement: The agreement among the Trust, the Indenture Trustee, the Administrator and The Depository Trust Company, dated as of the Closing Date, relating to the Notes, substantially in the form attached as Exhibit B to the Indenture.

         Original Class B-1 Certificate Principal Balance:  $14,437,000.

         Original Class B-2 Certificate Principal Balance:  $19,938,000.

         Owner Trustee: Wilmington Trust Company, or its successor in interest, acting not individually but solely as trustee hereunder, and any successor trustee appointed as provided in this Agreement.

         Paying Agent: Any paying agent or co-paying agent appointed pursuant to
Section 3.9, which initially shall be U.S. Bank Trust National Association.

         Record Date: With respect to any Payment Date, the close of business on the last Business Day immediately preceding such Payment Date.

         Related Documents: The Sale and Servicing Agreement, the Indenture, the Certificates, the Notes, the Administration Agreement, the Note Depository Agreement, the Certificate Depository Agreement and the Underwriting Agreement. The Related Documents executed by any party are referred to herein as "such party's Related Documents," "its Related Documents" or by a similar expression.



                                       1-3

         Sale and Servicing Agreement: The Sale and Servicing Agreement, dated as of September 1, 1999 among the Trust, the Seller and Conseco Finance Corp., as Originator, Servicer and Limited Guarantor, as the same may be amended and supplemented from time to time.

         Secretary of State:  The Secretary of State of the State of Delaware.

         Seller: Conseco Finance Securitizations Corp., or its successor in interest.

         Servicer's Certificate: The Monthly Report delivered by the Servicer to the Trust pursuant to Section 5.11 of the Sale and Servicing Agreement.

         Trust: The trust created by this Agreement, the estate of which consists of the Trust Property, which trust shall be known as "Conseco Finance Home Loan Trust 1999-G."

         Trust Accounts: The Collection Account, the Certificate Distribution Account, the Note Distribution Account, and the Pre-Funding Account.

         Trust Property: The property and proceeds of every description conveyed pursuant to Section 2.5 hereof and Section 2.01 of the Sale and Servicing Agreement, together with the Trust Accounts (including all Eligible Investments therein and all proceeds therefrom) and the Limited Guaranty.

         Underwriter:  Bear, Stearns & Co. Inc.

         Underwriting Agreement: The Underwriting Agreement dated November 1, 1999 and related Terms Agreements, dated November 1, 1999 relating to the Class A and Class M-1 Notes and November 4, 1999 relating to the Class B Certificates, among Conseco Finance Securitizations Corp., Conseco Finance Corp., and the Underwriter.

         Wilmington Trust: Wilmington Trust Company, a Delaware banking corporation.

         SECTION 1.2.  Usage of Terms.

         With respect to all terms used in this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to "writing" include printing, typing, lithography, and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; and the terms "include" or "including" mean "include without limitation" or "including without limitation." To the extent that definitions are contained in this Agreement, or in any such certificate or other document, such definitions shall control.

                                       1-4

         SECTION 1.3.  Calculations.

         All calculations of the amount of interest accrued on the Certificates shall be made on the basis of a 360-day year consisting of twelve 30-day months.

         SECTION 1.4.  Section References.

         All references to Articles, Sections, paragraphs, subsections, clauses, exhibits and schedules shall be to such portions of this Agreement unless otherwise specified.

         SECTION 1.5.  Action by or Consent of Certificateholders.

         (a) Except as expressly provided herein, any action that may be taken by the Certificateholders under this Agreement may be taken by a Certificate Majority. Except as expressly provided herein, any written notice or consent of the Certificateholders delivered pursuant to this Agreement shall be effective if signed by Holders of the Certificates evidencing not less than a Certificate Majority at the time of the delivery of such notice.

         (b) Whenever any provision of this Agreement refers to action to be taken, or consented to, by Certificateholders, such provision shall be deemed to refer to Certificateholders of record as of the Record Date immediately preceding the date on which such action is to be taken, or consent given, by Certificateholders. Solely for the purposes of any action to be taken, or consented to, by Certificateholders, any Certificate owned by or registered in the name of GTFC-2, the Seller or any Affiliate thereof shall be deemed not to be outstanding and the Class B-1 or Class B-2 Principal Balance, as applicable, represented thereby shall not be taken into account in determining whether the requisite percentage of the Class B-1 or Class B-2 Principal Balance, as applicable, necessary to effect any such action or consent has been obtained; provided, however, that, solely for the purpose of determining whether the Owner Trustee is entitled to rely upon any such action or consent, only Certificates which the Owner Trustee knows to be so owned shall be so disregarded.

                                       1-5

                                   ARTICLE II

                                CREATION OF TRUST

         SECTION 2.1.  Creation of Trust.

         There is hereby formed a trust to be known as "Conseco Finance Home Loan Trust 1999-G," in which name the Trust may conduct business, make and execute contracts and other instruments and sue and be sued.

         SECTION 2.2.  Office.

         The office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address in Delaware as the Owner Trustee may designate by written notice to the Certificateholders and the Depositor.

         SECTION 2.3.  Purposes and Powers.

         The sole purpose of the Trust is to conserve the Trust Property and collect and disburse the periodic income therefrom for the use and benefit of the Certificateholders and the Noteholders, and in furtherance of such purpose the Trust shall have the power and authority to engage in the following activities:

                  (i) to issue the Notes pursuant to the Indenture and the Certificates pursuant to this Agreement and to sell the Notes and the Certificates;

                  (ii) with the proceeds of the sale of the Notes and the Certificates, to pay the organizational, start-up and transactional expenses of the Trust and to pay the balance (net of the Pre-Funded Amount, if any) to the Seller pursuant to the Sale and Servicing Agreement;

                  (iii) to assign, grant, transfer, pledge, mortgage and convey the Trust Estate to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders and to hold, manage and distribute to the Certificateholders pursuant to the terms of the Sale and Servicing Agreement any portion of the Trust Property released from the lien of, and remitted to the Trust pursuant to, the Indenture;

                  (iv) to enter into and perform its obligations under the Related Documents to which it is or is to be a party;

                  (v) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

                                       2-1

                  (vi) subject to compliance with the Related Documents, to engage in such other activities as may be required in connection with conservation of the Trust Property and the making of distributions to the Certificateholders and the Noteholders.

The Trust is hereby authorized to engage in the foregoing activities and any activities that are necessary or incidental thereto. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or expressly authorized by the terms of this Agreement or the Related Documents. Similarly, the Owner Trustee shall have no discretionary duties other than performing those ministerial acts set forth above necessary to accomplish the purpose of this Trust as set forth in the introductory sentence of this Section.

         SECTION 2.4.  Appointment of Owner Trustee.

         The Depositor hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein and in the Business Trust Statute, and the Owner Trustee hereby accepts such appointment.

         SECTION 2.5.  Initial Capital Contribution of Trust Estate.

         The Depositor hereby sells, assigns, transfers, conveys and sets over to the Owner Trustee, as of the date hereof, the sum of $10.00. The Owner Trustee hereby acknowledges receipt in trust from the Depositor, as of the date hereof, of the foregoing contribution, which shall constitute the initial Trust Property and shall be deposited in the Certificate Distribution Account. The Depositor shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

         SECTION 2.6.  Declaration of Trust.

         The Owner Trustee hereby declares that it will hold the Trust Property in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the interests and rights in the Trust Property granted to other Persons by the Related Documents. It is the intention and agreement of the parties hereto that the Trust constitute a business trust under the Business Trust Statute and that this Agreement constitute the governing instrument of such business trust. It is the intention and agreement of the parties hereto that, solely for income and franchise tax purposes, the Trust shall be treated as a partnership, with the assets of the partnership being the Loans and the other Trust Property, the partners of the partnership being the Certificateholders, and the Notes being debt of the Partnership. None of the parties hereto shall make the election provided in Treasury Regulation ss. 301.7701-3(c) to have the Trust classified as an association taxable as a corporation. The parties agree that, unless otherwise required by appropriate tax authorities, the Trust will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Trust as a partnership for such tax purposes. On or before the date hereof, the Owner Trustee shall file in the Office of the Secretary of State the Certificate of Trust required by Section 3810(a) of the Business Trust Statute, to be effective on the Closing Date. Effective as of the date hereof, the

                                       2-2

Owner Trustee shall have all rights, powers and duties set forth herein and in the Business Trust Statute with respect to accomplishing the purposes of the Trust.

         SECTION 2.7.  Liability of the Certificateholders.

         No Certificateholder shall have any personal liability for any liability or obligation of the Trust or by reason of any action taken by the parties to this Agreement pursuant to any provisions of this Agreement or any Related Document.

         SECTION 2.8.  Title to Trust Property.

         (a) Legal title to all the Trust Property shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Trust Property to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

         (b) The Certificateholders shall not have legal title to any part of the Trust Property. The Certificateholders shall be entitled to receive distributions with respect to their undivided beneficial ownership interest therein only in accordance with Articles V and IX. No transfer, by operation of law or otherwise, of any right, title or interest by any Certificateholder of its ownership interest in the Trust Property shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Property.

         SECTION 2.9.  Situs of Trust.

         The Trust will be located and administered in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of Minnesota. The Trust shall not have any employees in any state other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee, the Servicer or any agent of the Trust from having employees within or without the State of Delaware. Payments will be received by the Trust only in Delaware or the State of Minnesota, and payments will be made by the Trust only from Delaware or the State of Minnesota. The only office of the Trust will be at the Corporate Trust Office in Delaware.

         SECTION 2.10.  Representations and Warranties of the Depositor.

         By execution of this Agreement, the Depositor makes the following representations and warranties with respect to itself on which the Owner Trustee relies in accepting the Trust Property in trust and issuing the Certificates.

                  (a) Organization and Good Standing. It has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Minnesota, with power and authority to own its properties and to conduct its business as such properties are currently owned and as such business is currently conducted and is proposed to be conducted pursuant to this Agreement and the Related Documents.

                                       2-3

                  (b) Due Qualification. It is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of its property, the conduct of its business and the performance of its obligations under this Agreement and the Related Documents requires such qualification.

                  (c) Power and Authority; Binding Obligations. It has the power and authority to execute and deliver this Agreement and its Related Documents and to perform its obligations pursuant thereto; and the execution, delivery and performance of this Agreement and its Related Documents have been duly authorized by all necessary corporate action. When executed and delivered, this Agreement and the Related Documents will constitute the legal, valid and binding obligations of the Depositor enforceable in accordance with their terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

                  (d) No Consent Required. No consent, license, approval or authorization or registration or declaration with any Person or with any governmental authority, bureau or agency is required in connection with the execution, delivery or performance of this Agreement and the Related Documents, except for such as have been obtained, effected or made.

                  (e) No Violation. The consummation of the transactions contemplated by this Agreement and the Depositor's Related Documents and the fulfillment of its obligations under this Agreement and its Related Documents shall not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under, its articles of incorporation or bylaws, or any indenture, agreement, mortgage, deed of trust or other instrument to which it is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, or violate any law, order, rule or regulation applicable to it of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over it or any of its properties.

                  (f) No Proceedings. There are no proceedings or investigations pending or, to its knowledge, threatened against it before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over it or its properties (A) asserting the invalidity of this Agreement or any of the Related Documents, (B) seeking to prevent the issuance of the Certificates or the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the Related Documents, (C) seeking any determination or ruling that might materially and adversely affect its performance of its obligations under, or the validity or enforceability of, this Agreement or any of the Related Documents, or (D) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Certificates or the Notes.

                                       2-4

         SECTION 2.11.  Federal Income Tax Allocations.

         Net income of the Trust for any month as determined for Federal income tax purposes (and each item of income, gain, loss and deduction entering into the computation thereof) shall be allocated:

                  (a) among the Class B-1 and Class B-2 Certificateholders as of the first Record Date following the end of such month, in proportion to their ownership of the sum of the Class B-1 Principal Balance plus the Class B-2 Principal Balance on such date, an amount of net income up to the sum of (i) the interest payable in respect of the Certificates of the applicable class for such month pursuant to Section 5.2(a), and
         (ii) the portion of the market discount on the Loans accrued during such month that is allocable to the excess of the Original Class B-1 Certificate Principal Balance or the Original Class B-2 Certificate Principal Balance, as applicable, over such class' initial aggregate issue price; and

                  (b) next, to the Class C Certificateholder to the extent of any remaining net income.

If the net income of the Trust for any month is insufficient for the allocations described in clause (a) above, subsequent net income shall first be allocated to make up such shortfall before being allocated as provided in clause (b). Net losses of the Trust, if any, for any month as determined for Federal income tax purposes (and each item of income, gain, loss and deduction entering into the computation thereof) shall be allocated to the Class C Certificateholder to the extent the Class C Certificateholder is reasonably expected to bear the economic burden of such net losses, then net losses shall be allocated among the Class B-1 and Class B-2 Certificateholders as of the first Record Date following the end of such month in proportion to their ownership of principal amount of Certificates on such Record Date until the total amount of losses allocated to the Certificateholders pursuant to this Section 2.11 plus the total principal amount distributed to the Certificateholders equals the sum of the Original Class B-1 Principal Balance plus the Original Class B-2 Principal Balance, and any remaining net losses shall be allocated to the Class C Certificateholder. The Class C Certificateholder is authorized to modify the allocations in this paragraph if necessary or appropriate, in its sole discretion, for the allocations to fairly reflect the economic income, gain or loss to the Certificateholders, or to comply with the provisions of the Code and the accompanying Treasury Regulations.

         SECTION 2.12.  Covenants of the Certificateholders.

         Each Certificateholder by becoming a Certificateholder agrees:

                  (a) to be bound by the terms and conditions of the Certificates and of this Agreement, including any supplements or amendments hereto and to perform the obligations of a Certificateholder as set forth therein or herein, in all respects as if it were a signatory hereto. This undertaking is made for the benefit of the Trust, the Owner Trustee and all other Certificateholders present and future.

                                       2-5

                  (b) if requested by the Trust, it will sign a federal income tax return in its capacity as holder of an interest in the Trust. Each Certificateholder also hereby agrees that in its tax returns it will not take any position inconsistent with those taken in any tax returns filed by the Trust.

                  (c) until the completion of the events specified in Section 9.1(e), not, for any reason, to institute proceedings for the Trust or the Seller to be adjudicated a bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Trust or the Seller, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trust or the Seller or a substantial part of its property, or cause or permit the Trust or the Seller to make any assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or declare or effect a moratorium on its debt or take any action in furtherance of any such action.

                                       2-6

                                   ARTICLE III

                                THE CERTIFICATES

         SECTION 3.1.  Initial Ownership.

         Upon the formation of the Trust by the contribution by the Depositor pursuant to Section 2.5 and until the issuance of the Certificates, the Depositor shall be the sole beneficiary of the Trust.

         SECTION 3.2.  The Certificates.

         (a) The Class B-1, Class B-2 and Class C Certificates shall be substantially in the forms set forth in Exhibits B-1, B-2 and C, respectively, and shall, on original issue, be executed by the Owner Trustee on behalf of the Trust upon the order of the Depositor. The Class B-1 and Class B-2 Certificates shall be evidenced by (i) one or more Class B-1 Certificates representing $14,437,000 initial aggregate principal balance, and (ii) one or more Class B-2 Certificates representing $19,938,000 initial aggregate principal balance, beneficial ownership of such Classes of Certificates to be held through Book-Entry Certificates in minimum dollar denominations of $1,000 and integral dollar multiples of $1,000 in excess thereof. The Class C Certificate shall be evidenced by a single certificate issued on the Closing Date to GTFC-2.

         (b) The Certificates shall be executed on behalf of the Trust by manual or facsimile signature of any authorized signatory of the Owner Trustee having such authority under the Owner Trustee's seal imprinted or otherwise affixed thereon and attested on behalf of the Owner Trustee by the manual or facsimile signature of any authorized signatory of the Owner Trustee. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Owner Trustee shall be validly issued and entitled to the benefits of this Agreement, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates.

         SECTION 3.3.  Authentication of Certificates.

         Simultaneously with the sale, assignment and transfer to the Trust of the Loans and the delivery to the Trust of the Loan Files and the other Trust Property pursuant to the Sale and Servicing Agreement, the Owner Trustee shall cause the Certificates to be executed on behalf of the Trust, authenticated and delivered to or upon the order of the Depositor. No Certificate shall entitle its Holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit B-1, Exhibit B-2 and Exhibit C, as applicable, executed by the Owner Trustee or the Authentication Agent, by manual or facsimile signature; such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. Wilmington Trust Company is hereby initially appointed Authentication Agent. All Certificates shall be dated the date of their authentication.

                                       3-1

         SECTION 3.4.  Registration of Transfer and Exchange of Certificates.

         (a) The Certificate Registrar shall maintain, or cause to be maintained, at the office or agency maintained pursuant to Section 3.8, a register (the "Certificate Register") in which, subject to such reasonable regulations as it may prescribe, the Owner Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as provided in this Agreement. The Owner Trustee is hereby initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as provided in this Agreement.

         (b) Upon surrender for registration of transfer of any Certificate at the office or agency maintained pursuant to Section 3.8, the Owner Trustee shall execute, authenticate and deliver (or shall cause the Authentication Agent to authenticate and deliver), in the name of the designated transferee or transferees, one or more new Certificates dated the date of authentication by the Owner Trustee or any Authentication Agent. At the option of a Holder, Certificates may be exchanged for other Certificates of the same class in authorized denominations of a like aggregate amount upon surrender of the Certificates to be exchanged at the office or agency maintained pursuant to
Section 3.8.

         (c) (1) No transfer of a Class C Certificate shall be made by GTFC-2 or any other Person unless such transfer is exempt from the registration requirements of the Securities Act of 1933 (the "Act"), as amended, and any applicable state securities laws or is made in accordance with the Act and laws. In the event that any such transfer is to be made, (A) the Depositor may require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the Act and laws or is being made pursuant to the Act and laws, which Opinion of Counsel shall not be an expense of the Owner Trustee or the Depositor, and (B) the Owner Trustee shall require the transferee to execute an investment letter substantially in the form of Exhibit D attached hereto, which investment letter shall not be an expense of the Owner Trustee or the Depositor. Any Class C Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Owner Trustee, the Depositor and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. In addition, no transfer of a Class C Certificate shall be made by GTFC-2 or any other person to an Affiliate of the Originator without (i) the written Opinion of Counsel acceptable to and in form and substance satisfactory to the Depositor that in the event the Originator became a debtor under the United States Bankruptcy Code, a court exercising reasonable judgment under then existing statutes and precedents would not order that the assets of such Affiliate be consolidated with those of the Originator, which opinion shall not be an expense of the Owner Trustee or the Depositor, and (ii) written notification from each Rating Agency to the effect that such transfer will not cause such Rating Agency to downgrade its then-current ratings, if any, of any of the Securities below the lower of the then-current rating or the rating assigned to such Securities as of the Closing Date by such Rating Agency.

                  (2) Any transfer, sale or other disposition not in compliance with the provisions of this Section 3.4(c) shall be deemed to be void and of no legal force or effect

                                       3-2
whatsoever and such transferee shall be deemed to not be the Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions on such Certificate, and shall be deemed to have no interest whatsoever in such Certificate.

         (d) No service charge shall be made for any registration of transfer or exchange of Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         (e) The Certificates may not be acquired by or for the account of (i) a pension, profit sharing or other employee benefit plan, or an individual retirement account or Keogh plan, subject to Title I of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Benefit Plan"), or (ii) any entity whose underlying assets include "plan assets" (within the meaning of Department of Labor ("DOL") Regulation Section 2510.3-101, 29 C.F.R. ss. 2510.3-101 or otherwise under ERISA) by reason of a Benefit Plan's investment in the entity, including, without limitation, an insurance company acting on behalf of its general account.

         (f) Notwithstanding anything contained herein to the contrary, the Owner Trustee and the Certificate Registrar shall not be responsible for ascertaining whether any transfer complies with the registration provisions or exemptions from the Securities Act of 1933, as amended, the Securities and Exchange Act of 1934, as amended, or applicable state securities law or the Investment Company Act of 1940, as amended; provided, however, that if a certificate is specifically required to be delivered to the Owner Trustee by a purchaser or transferee of a Certificate, the Owner Trustee shall be under a duty to examine the same to determine whether it conforms to the requirements of this Agreement and shall promptly notify the party delivering the same if such certificate does not so conform.

         (g) Notwithstanding the preceding provisions of this Section, the Owner Trustee shall not be required to make, and the Certificate Registrar shall not be required to register, transfers or exchanges of Certificates for a period of 15 days preceding the due date for any payment with respect to the Certificate.

         (h) Except as provided in paragraph (i) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times:

         (i) registration of the Class B-1 and Class B-2 Certificates may not be transferred by the Owner Trustee except to another Depository;

         (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Class B-1 and Class B-2 Certificates;

         (iii) ownership and transfers of registration of the Class B-1 and Class B-2 Certificates on the books of the Depository shall be governed by applicable rules established by the Depository;

                                       3-3

         (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants;

         (v) the Owner Trustee shall deal with the Depository, Depository Participants and indirect participating firms as representatives of the Certificate Owners of the Class B-1 and Class B-2 Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and

         (vi) the Owner Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

         All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

         (i) If (i) the Depositor or the Depository advises the Owner Trustee in writing that the Depository is no longer willing or able properly to discharge its responsibilities as Depository and (ii) the Owner Trustee or the Depositor is unable to locate a qualified successor or (iii) the Depositor at its sole option advises the Owner Trustee in writing that it elects to terminate the book-entry system through the Depository, the Owner Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully registered Class B-1 and Class B-2 Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Owner Trustee of the Class B-1 and Class B-2 Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Owner Trustee shall issue the Definitive Certificates. Neither the Depositor nor the Owner Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Owner Trustee, to the extent applicable with respect to such Definitive Certificates and the Owner Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

         (j) On or prior to the Closing Date, there shall be delivered to the Depository one Class B-1 Certificate and one Class B-2 Certificate, each in registered form registered in the name of the Depository's nominee, Cede & Co., the total face amount of which represents 100% of the related Original Class B-1 Certificate Principal Balance or the Original Class B-2 Certificate Principal Balance, as applicable. Each such Class B Certificate registered in the name of the Depository's nominee shall bear the following legend:

                                       3-4

                  "Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC") to the Trust or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein."

         SECTION 3.5. Mutilated, Destroyed, Lost or Stolen Certificates.

         If (a) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Certificate Registrar or the Owner Trustee that such Certificate has been acquired by a bona fide purchaser, the Owner Trustee on behalf of the Trust shall execute, authenticate and deliver (or the Authentication Agent shall authenticate and deliver), in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor. In connection with the issuance of any new Certificate under this Section 3.5, the Owner Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Owner Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section 3.5 shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         SECTION 3.6. Persons Deemed Owners.

         Prior to due presentation of a Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar and any agent of the Owner Trustee or the Certificate Registrar may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.2 and for all other purposes whatsoever, and neither the Owner Trustee, the Certificate Registrar nor any agent of the Owner Trustee or the Certificate Registrar shall be affected by any notice to the contrary.

         SECTION 3.7. Access to List of Certificateholders' Names and Addresses.

         The Owner Trustee shall furnish or cause to be furnished to the Servicer, within 15 days after receipt by the Owner Trustee of a written request therefor, a list, in such form as the Servicer may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders. If three or more Certificateholders of a Class, or one or more Certificateholders holding not less than 25% of the interests of the Certificateholders as a whole (hereinafter referred to as "Applicants"), apply in writing to the Owner Trustee, and such application states that the Applicants desire to

                                       3-5
communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication that such Applicants propose to transmit, then the Owner Trustee shall, within five Business Days after the receipt of such application, afford such Applicants access, during normal business hours, to the current list of Certificateholders. Every Certificateholder, by receiving and holding a Certificate, agrees that none of the Servicer or the Owner Trustee, nor any agent thereof, shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders under this Agreement, regardless of the source from which such information was derived.

         SECTION 3.8.  Maintenance of Office or Agency.

         The Owner Trustee shall maintain in Wilmington, Delaware, an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Certificates and the Related Documents may be served. The Owner Trustee initially designates its Corporate Trust Office for such purposes. The Owner Trustee shall give prompt written notice to the Depositor and to the Certificateholders of any change in the location of the Certificate Register or any such office of agency.

         SECTION 3.9.  Appointment of Paying Agent.

         The Paying Agent shall make distributions to Certificateholders from the Certificate Distribution Account pursuant to Section 5.2 and shall report the amounts of such distributions to the Owner Trustee. Any Paying Agent shall have the revocable power to withdraw funds from the Certificate Distribution Account for the purpose of making the distributions referred to above. The Owner Trustee may revoke such power and remove the Paying Agent if the Owner Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Trust hereby appoints U.S. Bank Trust National Association as Paying Agent. U.S. Bank Trust National Association shall be permitted to resign as Paying Agent upon 30 days' written notice to the Owner Trustee. In the event that U.S. Bank Trust National Association shall no longer be the Paying Agent, the Owner Trustee shall appoint a successor to act as Paying Agent (which shall be a bank or trust company). The Owner Trustee shall cause such successor Paying Agent or any additional Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Owner Trustee that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. The Paying Agent shall return all unclaimed funds to the Owner Trustee, and upon removal of a Paying Agent, such Paying Agent shall also return all funds in its possession to the Owner Trustee. The provisions of Sections 7.1, 7.3, 7.4 and 8.1 shall apply to the Owner Trustee also in its role as Paying Agent for so long as the Owner Trustee shall act as Paying Agent and, to the extent applicable, to any other Paying Agent appointed hereunder. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

                                       3-6

                                   ARTICLE IV

                            ACTIONS BY OWNER TRUSTEE

         SECTION 4.1.  Restriction on Power of Certificateholders.

         No Certificateholder shall have any right to vote or in any manner otherwise control the operation and management of the Trust except as expressly provided in this Agreement.

         SECTION 4.2. Prior Notice to Certificateholders with Respect to Certain Matters.

         The Owner Trustee shall not take any of the following actions, unless at least 30 days (or such shorter period as shall be required under the circumstances) before the taking of such action, the Owner Trustee shall have notified the Certificateholders in writing of the proposed action and the Certificateholders shall not have notified the Owner Trustee in writing prior to the 30th day (or such shorter time period, if applicable) after such notice is given that such Certificateholders have withheld consent or provided alternative direction:

                  (a) the election by the Trust to file an amendment to the Certificate of Trust unless such amendment is required to be filed under the Business Trust Statute or unless such amendment would not materially and adversely affect the interests of the Certificateholders;

                  (b) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required unless such amendment would not materially and adversely affect the interests of the Certificateholders; or

                  (c) the amendment, change or modification of the Administration Agreement, unless such amendment would not materially and adversely affect the interests of the Certificateholders.

         SECTION 4.3.  Action by Certificateholders with Respect to Bankruptcy.

         The Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust without the unanimous prior approval of all Certificateholders and the delivery to the Owner Trustee by each such Certificateholder of a certificate certifying that such Certificateholder reasonably believes that the Trust is insolvent.

         SECTION 4.4.  Restrictions on Certificateholders' Power.

         No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action, or proceeding in equity or at law upon or under or with respect to this Agreement or any Related Document, unless the Certificateholders are the instructing party pursuant to Section 6.3 and unless a Certificateholder previously shall have given to the Owner Trustee a written notice of default and of the continuance thereof, as provided in this Agreement and unless Holders of Certificates evidencing in the aggregate not less than a

                                       4-1

25% interest of the Certificates as a whole shall have made written request upon the Owner Trustee to institute such action, suit or proceeding in its own name as Owner Trustee under this Agreement and shall have offered to the Owner Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Owner Trustee, for 30 days after its receipt of such notice, request, and offer of indemnity, shall have neglected or refused to institute any such action, suit, or proceeding, and during such 30-day period no request or waiver inconsistent with such written request has been given to the Owner Trustee pursuant to and in compliance with this Section or Section 6.3; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Owner Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb, or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner provided in this Agreement and for the equal, ratable, and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 4.4, each and every Certificateholder and the Owner Trustee shall be entitled to such relief as can be given either at law or in equity.

                                       4-2

                                    ARTICLE V

                   APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

         SECTION 5.1.  Trust Accounts.

         (a) On or prior to the Closing Date, the Depositor shall cause the Servicer to establish the Certificate Distribution Account in the name of the Owner Trustee for the benefit of the Certificateholders as provided in Section 6.01(c) of the Sale and Servicing Agreement. The Certificate Distribution Account shall be an Eligible Account and initially shall be a segregated trust account established with the Indenture Trustee and maintained with the Indenture Trustee, so long as the Indenture Trustee is acting as Paying Agent under
Section 3.9.

         (b) The Owner Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof. If, at any time, the Certificate Distribution Account ceases to be an Eligible Account, the Owner Trustee shall within 5 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish or cause the Servicer to establish a new Certificate Distribution Account as an Eligible Account and shall transfer any cash and/or any investments to such new Certificate Distribution Account.

         (c) All amounts held in the Certificate Distribution Account shall, to the extent permitted by applicable laws, rules and regulations, be invested by the Paying Agent in Eligible Investments as provided in Section 6.01 of the Sale and Servicing Agreement and pursuant to the written instructions of the Administrator that mature not later than one Business Day prior to the Payment Date for the Due Period to which such amounts relate. Investments in Eligible Investments shall be made in the name of the Trust, and such investments shall not be sold or disposed of prior to their maturity. Any investment of funds in the Certificate Distribution Account shall be made in Eligible Investments held by a financial institution with respect to which (a) such institution has noted the Owner Trustee's interest therein by book entry or otherwise and (b) a confirmation of the Owner Trustee's interest has been sent to the Owner Trustee by such institution, provided that such Eligible Investments are (i) specific certificated securities, and (ii) either (A) in the possession of such institution or (B) in the possession of a clearing corporation in New York or Delaware, registered in the name of such clearing corporation, not endorsed for collection or surrender or any other purpose not involving transfer, not containing any evidence of a right or interest inconsistent with the Owner Trustee's security interest therein, and held by such clearing corporation in an account of such institution. Subject to the other provisions hereof, the Paying Agent on behalf of the Owner Trustee shall have sole control over each such investment and the income thereon, and any certificate or other instrument evidencing any such investment, if any, shall be delivered directly to the Owner Trustee or its agent, together with each document of transfer, if any, necessary to transfer title to such investment to the Owner Trustee in a manner which complies with this Section 5.1. All interest, dividends, gains upon sale and other income from, or earnings on investment of funds in the Certificate Distribution Account shall be distributed on the next Payment Date pursuant to
Section 5.2(a). The Depositor shall cause the Seller to deposit in the Certificate Distribution Account an amount equal to any net loss on such investments immediately as realized.

                                       5-1

         SECTION 5.2.  Application of Funds in Certificate Distribution Account.

         (a) On each Payment Date the Paying Agent will, based on the information contained in the Monthly Report delivered on the related Determination Date pursuant to Section 5.11 of the Sale and Servicing Agreement, distribute to each Class of Certificateholders, on a pro rata basis among such Class to the extent of the funds available, amounts distributable to such Class and deposited in the Certificate Distribution Account pursuant to Section 6(a) of the Sale and Servicing Agreement.

         (b) On the Payment Date following the date on which amounts received in respect of the Class C Certificateholder's exercise of its option to purchase the corpus of the Trust pursuant to Section 8.01 of the Sale and Servicing Agreement, or pursuant to the auction of the Loans as described in Section 8.01 of the Sale and Servicing Agreement, are deposited in the Certificate Distribution Account, the Paying Agent will distribute such amounts to Certificateholders in the manner described in Section 5.2(a).

         (c) On the Payment Date on which proceeds are deposited in the Certificate Distribution Account pursuant to Section 8.02 of the Sale and Servicing Agreement (or on the Payment Date immediately following such deposit if such proceeds are not deposited in the Certificate Distribution Account on a Payment Date), the Paying Agent will distribute the proceeds so deposited in the Certificate Distribution Account to Certificateholders in the manner described in Section 5.2(a).

         (d) On the Payment Date following the date on which the Indenture Trustee makes payments of money or property in respect of liquidation of the Trust Property pursuant to Section 5.06 of the Indenture and deposits funds received in connection with such liquidation in the Certificate Distribution Account, the Paying Agent will distribute such funds to Certificateholders in the manner described in Section 5.2(a).

         (e) On each Payment Date, the Owner Trustee shall send or cause to be sent to each Certificateholder the statement required pursuant to Section 6.07 of the Sale and Servicing Agreement.

         (f) To the extent required by the Internal Revenue Code, and applicable federal regulations promulgated thereunder, as the same may be amended from time to time (collectively, the "Code"), the Paying Agent shall withhold from each payment due hereunder or under any Certificate, United States withholding taxes at the appropriate rate, and, on a timely basis, to deposit such amounts with an authorized depository and make such returns, filings and other reports in connection therewith as are required of it under the Code. Any Certificateholder which is eligible for an exemption from or reduction of withholding of United States federal income taxes shall, from time to time, provide to the Owner Trustee and the Paying Agent in a timely manner all appropriate and properly completed forms indicating such eligibility, as may be necessary to permit the Paying Agent not to withhold taxes from payments due to such Certificateholder. In connection with the foregoing, the Owner Trustee shall promptly furnish or cause to be furnished to each Certificateholder in a timely fashion such U.S. Treasury forms as are required by the Code to be furnished to such Certificateholder indicating payment of any

                                       5-2
taxes withheld from any payments by the Paying Agent to such Certificateholder. The Owner Trustee and the Paying Agent shall be fully protected in relying upon, and each Certificateholder by its acceptance of a Certificate hereunder agrees to indemnify and hold the Owner Trustee and the Paying Agent harmless against all claims or liability of any kind arising in connection with or related to the Owner Trustee's or the Paying Agent's reliance upon any documents, forms or information provided by any Certificateholder to the Owner Trustee. In addition, if the Paying Agent has not withheld taxes on any payment made to any Certificateholder, and the Paying Agent is subsequently required to remit to any taxing authority any such amount not withheld, such Certificateholder shall return such amount to the Paying Agent upon written demand by the Paying Agent. In no event shall the Owner Trustee or the Paying Agent be liable for consequential damages to any Certificateholder.

         (g) Any funds remaining in the Certificate Distribution Account after distribution of all amounts specified in this Section 5.2 shall be distributed to the Class C Certificateholder in the manner described in Section 5.2(a).

         SECTION 5.3.  Method of Payment.

         Subject to Section 9.1(c), distributions required to be made to Certificateholders on any Payment Date shall be made to each Certificateholder of record on the preceding Record Date either by wire transfer, in immediately available funds, to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided to the Certificate Registrar appropriate written instructions at least five Business Days prior to such Payment Date and such Holder's Certificates in the aggregate evidence a denomination of not less than $1,000,000, or, if not, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register.

         SECTION 5.4.  No Segregation of Monies; No Interest.

         Subject to Sections 5.1 and 5.2, monies received by or on behalf of the Owner Trustee hereunder need not be segregated in any manner except to the extent required by law or by the Sale and Servicing Agreement and may be deposited under such general conditions as may be prescribed by law, and neither the Owner Trustee or the Paying Agent shall be liable for any interest thereon.

         SECTION 5.5.  Accounting; Reports; Tax Returns.

         (a) It is the intention of the parties that the Trust will be treated as a partnership for tax purposes. Accordingly, the Administrator has agreed pursuant to the Administration Agreement that the Administrator shall, as appropriate: (i) maintain (or cause to be maintained) the books of the Trust on a calendar year basis on the accrual method of accounting, (ii) deliver to each Certificateholder, as may be required by the Code and applicable Treasury Regulations, such information as may be required to enable each Certificateholder to prepare its federal and state income tax returns, (iii) obtain a federal tax identification number for the Trust, and file or cause to be filed such tax returns relating to the Trust and direct the Owner Trustee to make such elections as may from time to time be required or appropriate under any applicable state or

                                       5-3
federal statute or rule or regulation thereunder so as to maintain the Trust's characterization as a partnership for federal income tax purposes, (iv) collect or cause to be collected any withholding tax as described in and in accordance with Section 5.2(f) with respect to income or distributions to Certificateholders and (v) file or cause to be filed all documents required to be filed by the Trust with the Commission and otherwise take or cause to be taken all such actions as are notified by the Servicer to the Administrator as being required for the Trust's compliance with all applicable provisions of state and federal securities laws.

         (b) The Owner Trustee shall sign on behalf of the Trust the tax returns of the Trust, unless applicable law requires the Class C Certificateholder to sign such documents, in which case such documents shall be signed by the Class C Certificateholder.

         (c) None of the parties hereto shall make the election provided in Treasury Regulation ss. 301.7701-3(c) to have the Trust classified as an association taxable as a corporation.

                                       5-4

                                   ARTICLE VI

                      AUTHORITY AND DUTIES OF OWNER TRUSTEE

         SECTION 6.1.  General Authority.

         The Owner Trustee is authorized and directed to execute and deliver the Related Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Related Documents to which the Trust is to be a party and any amendment thereto, and on behalf of the Trust, to direct the Indenture Trustee to authenticate and deliver the Class A-1 Notes in the aggregate principal amount of $45,100,000, the Class A-2 Notes in the aggregate principal amount of $48,400,000, the Class A-3 Notes in the aggregate principal amount of $24,900,000, the Class A-4 Notes in the aggregate principal amount of $30,200,000, the Class A-5 Notes in the aggregate principal amount of $35,000,000, the Class A-6 Notes in the aggregate principal amount of $13,025,000, the Class M-1 Notes in the aggregate principal amount of $22,000,000, and the Class M-2 Notes in the aggregate principal amount of $17,875,000. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Trust pursuant to the Related Documents. The Owner Trustee is further authorized, on behalf of the Trust, to enter into the Administration Agreement and to appoint a successor Administrator.

         SECTION 6.2.  General Duties.

         It shall be the duty of the Owner Trustee to discharge (or cause to be discharged through the Administrator or such agents as shall be appointed) all of its responsibilities pursuant to the terms of this Agreement and the Related Documents and to administer the Trust in the interest of the Certificateholders, subject to the Related Documents and in accordance with the provisions of this Agreement. The Owner Trustee undertakes to perform such duties, and only such duties, as are specifically set forth in this Agreement or as it shall be directed in writing by the instructing party. No implied covenants or agreements shall be read into this Agreement. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Related Documents to the extent the Administrator has agreed in the Administration Agreement to perform any act or to discharge any duty of the Trust or the Owner Trustee hereunder or under any Related Document, and the Owner Trustee shall not be liable for the default or failure of the Administrator to carry out its obligations under the Administration Agreement.

         SECTION 6.3.  Action upon Instruction.

         (a) Subject to Article IV, the Certificateholders shall have the exclusive right to direct the actions of the Owner Trustee in the management of the Trust, so long as such instructions are not inconsistent with the express terms set forth herein or in any Related Document. The Certificateholders shall not instruct the Owner Trustee in a manner inconsistent with this Agreement or the Related Documents.

                                       6-1

         (b) The Owner Trustee shall not be required to take any action hereunder or under any Related Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is contrary to the terms hereof or of any Related Document or is otherwise contrary to law.

         (c) No provision of this Agreement shall require the Owner Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (d) In accepting the trusts hereby created, the Owner Trustee acts solely as trustee hereunder and not in its individual capacity. The Owner Trustee agrees to disburse all moneys actually received by it constituting part of the Trust Property upon the terms of this Agreement. Notwithstanding anything in this Agreement to the contrary, the Owner Trustee, when acting in such capacity, shall not be personally liable or accountable to any Person, under any circumstances, except by reason of its gross negligence, willful misconduct or breach of its representations, warranties or covenants.

         (e) The Owner Trustee shall be under no liability (except as provided in (d) above) for any action taken by the Owner Trustee in good faith in reliance upon any paper, order, list, demand, request, consent, affidavit, notice, opinion, direction, endorsement, assignment, resolution, draft or other document, believed by it to be genuine and to have been signed by the proper party or parties or for the disposition of moneys or Trust Property pursuant to this Agreement. As to any fact or matter, the manner of ascertainment of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officer of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

         (f) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any Related Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction received from the Certificateholders, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Related Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

         (g) In the event that the Owner Trustee is unsure as to the application of any provision of this Agreement or any Related Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event

                                       6-2
that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Related Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

         SECTION 6.4. No Duties Except as Specified in this Agreement or in Instructions.

         The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Trust Property, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Trust is a party, except as expressly provided by the terms of this Agreement (including as provided in Section 6.2) or in any written instruction received by the Owner Trustee pursuant to Section 6.3; and no implied duties or obligations shall be read into this Agreement or any Related Document against the Owner Trustee. The Owner Trustee shall have no responsibility for preparing, monitoring or filing any financing or continuation statements in any public office at any time or otherwise to perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement or any Related Document; however, the Owner Trustee will from time to time execute and deliver such financing or continuation statements as are prepared by the Servicer and delivered to the Owner Trustee in final execution form for its execution on behalf of the Trust for the purpose of perfecting or maintaining the perfection of such a security interest or lien or effecting such a recording. The Owner Trustee nevertheless agrees that it will, at its own cost and expense (and not at the expense of the Trust), promptly take all action as may be necessary to discharge any liens on any part of the Trust Property that are attributable to claims against the Owner Trustee in its individual capacity that are not related to the ownership or the administration of the Trust Property.

         SECTION 6.5. No Action Except under Specified Documents or
Instructions.

         The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of, the Trust Property except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the Related Documents and
(iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 6.3.

                                       6-3

         SECTION 6.6.  Restrictions.

         The Owner Trustee shall not take any action (a) that is inconsistent with the purposes of the Trust set forth in Section 2.3 or (b) that, to the actual knowledge of the Owner Trustee, would result in the Trust's becoming taxable as a corporation for federal income tax purposes. The Certificateholders shall not direct the Owner Trustee to take any action that would violate the provisions of this Section.

         SECTION 6.7.  Administration Agreement.

         (a) The Administrator is authorized to execute on behalf of the Trust all documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Trust to prepare, file or deliver pursuant to the Related Documents. Upon written request, the Owner Trustee shall execute and deliver to the Administrator a power of attorney appointing the Administrator its agent and attorney-in-fact to execute all such documents, reports, filings, instruments, certificates and opinions.

         (b) If the Administrator shall resign or be removed pursuant to the terms of the Administration Agreement, the Owner Trustee may, and is hereby authorized and empowered to, appoint or consent to the appointment of a successor Administrator pursuant to the Administration Agreement.

         (c) If the Administration Agreement is terminated, the Owner Trustee may, and is hereby authorized and empowered to, appoint or consent to the appointment of a Person to perform substantially the same duties as are assigned to the Administrator in the Administration Agreement pursuant to an agreement containing substantially the same provisions as are contained in the Administration Agreement.

         (d) The Owner Trustee shall promptly notify each Certificateholder of any default by or misconduct of the Administrator under the Administration Agreement of which the Owner Trustee has received written notice or of which a Responsible Officer of the Owner Trustee has actual knowledge.

                                       6-4

                                   ARTICLE VII

                          CONCERNING THE OWNER TRUSTEE

         SECTION 7.1.  Acceptance of Trust and Duties.

         The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all monies actually received by it constituting part of the Trust Property upon the terms of the Related Documents and this Agreement. The Owner Trustee shall not be answerable or accountable hereunder or under any Related Document under any circumstances, except (i) for its own willful misconduct or gross negligence, (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.3,
(iii) for liabilities arising from the failure of the Owner Trustee to perform obligations expressly undertaken by it in the last sentence of Section 6.4 hereof, (iv) for any investments issued by the Owner Trustee or any branch or affiliate thereof in its commercial capacity or (v) for taxes, fees or other charges on, based on or measured by, any fees, commissions or compensation received by the Owner Trustee in connection with any of the transactions contemplated by this Agreement or any Related Document. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

                  (a) the Owner Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Owner Trustee;

                  (b) the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the instructions of the Certificateholders;

                  (c) no provision of this Agreement or any Related Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any Related Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

                  (d) under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under this Agreement or any of the Related Documents, including the principal of and interest on the Certificates or the Notes;

                  (e) the Owner Trustee shall not be responsible for or in respect of the recitals herein, the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Trust Property or for or in respect of the validity or sufficiency of the Related Documents, other than the certificate of authentication on the Certificates, and the Owner Trustee shall in no event assume or incur any liability, duty, or obligation to the Indenture

                                       7-1

         Trustee, any Noteholder or to any Certificateholder, other than as expressly provided for herein and in the Related Documents;

                  (f) the Owner Trustee shall not be liable for the default or misconduct of the Administrator, the Paying Agent, the Indenture Trustee or the Servicer under any of the Related Documents or otherwise and the Owner Trustee shall have no obligation or liability to monitor the performance of or to perform the obligations of the Trust under this Agreement or the Related Documents that are required to be performed by the Administrator under the Administration Agreement, the Indenture Trustee under the Indenture, the Paying Agent under this Agreement or the Servicer under the Sale and Servicing Agreement;

                  (g) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Related Document, at the request, order or direction of the Certificateholders, unless such Certificateholders have offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any Related Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its gross negligence or willful misconduct in the performance of any such act;

                  (h) the Owner Trustee shall not be under any obligation to appear in, prosecute or defend any action, which in its opinion may require it to incur any out-of-pocket expense or any liability unless it shall be furnished with such reasonable security and indemnity against such expense or liability as it may require in accordance with the terms hereof. The Owner Trustee may, but shall be under no duty to, undertake such action as it may deem necessary at any and all times to protect the Trust Property and the respective rights and interests of the Noteholders and the Certificateholders pursuant to the terms of the Indenture and this Agreement;

                  (i) the Owner Trustee may (at the expense of the Seller) consult with counsel, and the written advice of counsel or any opinion of counsel shall be full and complete authorization and protection in respect of any action taken or omitted by the Owner Trustee in good faith reliance thereon; and

                  (j) notwithstanding anything contained herein to the contrary, neither Wilmington Trust nor the Owner Trustee shall be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will (i) require the consent or approval or authorization or order of or giving of notice to, or the registration with or the taking of any other action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware; (ii) result in any fee, tax or other governmental charge under the laws of any jurisdiction or any political subdivisions thereof in existence on the date hereof other than the State of Delaware becoming payable by Wilmington Trust; or (iii) subject Wilmington Trust to

                                       7-2
         personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by Wilmington Trust or the Owner Trustee as the case may be, contemplated hereby. The Owner Trustee shall be entitled to obtain (at the expense of the Seller) an opinion of counsel to determine whether any action required to be taken pursuant to this Agreement results in the consequences described in clauses (i), (ii) and (iii) of the preceding sentence. In the event that said counsel advises the Owner Trustee that such action will result in such consequences, the Owner Trustee will appoint an additional or separate trustee to proceed with such action.

         SECTION 7.2.  Furnishing of Documents.

         The Owner Trustee shall furnish to the Certificateholders, promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Related Documents unless the Certificateholders have previously received such items.

         SECTION 7.3.  Representations and Warranties.

         The Owner Trustee hereby represents and warrants to the Depositor and the Certificateholders that:

                  (a) It is a banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority and all franchises, grants, authorizations, consents, orders and approvals from all governmental authorities of the State of Delaware and the United States governing its banking and trust powers necessary to execute, deliver and perform its obligations under this Agreement.

                  (b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement and each Related Document to which the Trust is a party, and this Agreement and each Related Document will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

                  (c) Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any Federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or bylaws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound or result in the creation or imposition of any lien, charge or encumbrance on the Trust Property resulting from actions by or claims against the Owner Trustee individually which are unrelated to this Agreement or the Related Documents.

                                       7-3

         SECTION 7.4.  Reliance; Advice of Counsel.

         (a) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

         (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Related Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such persons and not contrary to this Agreement or any Related Document.

         SECTION 7.5.  Not Acting in Individual Capacity.

         Except as provided in this Article VII, in accepting the trusts hereby created Wilmington Trust Company acts solely as Owner Trustee hereunder and not in its individual capacity and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Related Document shall look only to the Trust Property for payment or satisfaction thereof.

         SECTION 7.6. Owner Trustee Not Liable for Certificates, Notes or Loans.

         The recitals contained herein and in the Certificates and the Notes (other than the signature and counter-signature of the Owner Trustee on the Certificates and the Notes) shall be taken as the statements of the Depositor, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, of any Related Document or of the Certificates (other than the signature and counter-signature of the Owner Trustee on the Certificates) or the Notes (other than the signature and counter-signature of the Owner Trustee on the Notes), or of any Loan or related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Loan, or the perfection and priority of any security interest created by any Loan in any real property or the maintenance of any such perfection and priority of any security interest created by any Loan in any real property or for or with respect to

                                       7-4
the sufficiency of the Trust Property or its ability to generate the payments to be distributed to Certificateholders under this Agreement or the Noteholders under the Indenture, including, without limitation: the existence, condition and ownership of any real property; the existence and enforceability of any insurance thereon; the existence and contents of any Loan or any computer or other record thereof; the validity of the assignment of any Loan to the Trust or of any intervening assignment; the completeness of any Loan; the performance or enforcement of any Loan; the compliance by the Seller or the Servicer with any warranty or representation made under any Related Document or in any related document or the accuracy of any such warranty or representation or any action of the Indenture Trustee or the Servicer taken in the name of the Owner Trustee.

         SECTION 7.7.  Owner Trustee May Own Certificates and Notes.

         The Owner Trustee in its individual or any other capacity may become the owner or pledgee of Certificates or Notes and may deal with the Depositor, the Seller, the Indenture Trustee and the Servicer in banking or other transactions with the same rights as it would have if it were not Owner Trustee.

                                       7-5

                                  ARTICLE VIII

                          COMPENSATION OF OWNER TRUSTEE

         SECTION 8.1.  Owner Trustee's Fees and Expenses.

         The Owner Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between Conseco Finance Corp. and the Owner Trustee (or, with respect to any successor Owner Trustee, reasonable compensation for all services rendered by it hereunder), and the Owner Trustee shall be entitled to be reimbursed by Conseco Finance Corp. for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder; provided, however, that the Owner Trustee shall only be entitled to reimbursement for such expenses hereunder to the extent such expenses (i) are fees of outside counsel engaged by the Owner Trustee in respect of the performance of its obligations hereunder or (ii) relate to the performance of its obligations pursuant to Section 5.5 hereof.

         SECTION 8.2.  Indemnification.

         The Originator shall be liable as primary obligor for, and shall indemnify the Owner Trustee in its individual capacity and its successors, assigns, agents and servants, and any co-trustee (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against the Owner Trustee or any Indemnified Party in any way relating to or arising out of this Agreement, the Related Documents, the Trust Property, the administration of the Trust Property or the action or inaction of the Owner Trustee hereunder, except only that the Originator shall not be liable for or required to indemnify the Owner Trustee from and against Expenses arising or resulting from any of the matters described in the third sentence of Section 7.1. The indemnities contained in this Section shall survive the resignation or termination of the Owner Trustee or the termination of this Agreement.

         SECTION 8.3.  Nonrecourse Obligations.

         Notwithstanding anything in this Agreement or any Related Document, the Owner Trustee agrees in its individual capacity and in its capacity as Owner Trustee for the Trust that all obligations of the Trust to the Owner Trustee individually or as Owner Trustee for the Trust shall be recourse to the Trust Property only and specifically shall not be recourse to the assets of any Certificateholder.

                                       8-1

                                   ARTICLE IX

                                   TERMINATION

         SECTION 9.1.  Termination of the Trust.

         (a) The respective obligations and responsibilities of the Depositor and the Owner Trustee created by this Agreement and the Trust created by this Agreement shall terminate upon the later of (i) the maturity or other liquidation of the last Loan (including the purchase as of any Payment Date by the Class C Certificateholder at its option of the corpus of the Trust as described in Section 8.01 of the Sale and Servicing Agreement) and the subsequent distribution of amounts in respect of such Loans as provided in the Related Documents, or (ii) the payment to Certificateholders of all amounts required to be paid to them pursuant to this Agreement. In any case, there shall be delivered to the Owner Trustee, the Indenture Trustee and the Rating Agencies an Opinion of Counsel that all applicable preference periods under federal, state and local bankruptcy, insolvency and similar laws have expired with respect to the payments pursuant to clause (ii); provided, however, that in no event shall the trust created by this Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living on the date of this Agreement of Rose Kennedy of the Commonwealth of Massachusetts; and provided, further, that the rights to indemnification under Section 8.2 shall survive the termination of the Trust. The Servicer shall promptly notify the Owner Trustee of any prospective termination pursuant to this Section 9.1. The bankruptcy, liquidation, dissolution, termination, resignation, expulsion, withdrawal, death or incapacity of any Certificateholder, shall not (x) operate to terminate this Agreement or the Trust, nor (y) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Trust Property nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

         (b) Except as provided in Section 9.1(a), neither the Depositor nor any Certificateholder shall be entitled to revoke or terminate the Trust.

         (c) Within five Business Days of receipt of notice of final distribution on the Certificates given pursuant to Section 8.01(b) of the Sale and Servicing Agreement, the Owner Trustee shall mail written notice to each Certificateholder specifying (i) the Payment Date upon which final payment of the Certificates shall be made upon presentation and surrender of Certificates at the office of the Paying Agent therein specified, (ii) the amount of any such final payment, and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Paying Agent therein specified. The Owner Trustee shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given, (i) the Indenture Trustee shall make deposits into the Certificate Distribution Account in accordance with Section 6.06 of the Sale and Servicing Agreement, or, (ii) in the case of an optional purchase of Loans pursuant to
Section 8.01 of the Sale and Servicing Agreement, the Indenture Trustee shall deposit the amount specified in Section 8.01 of the Sale and Servicing Agreement. Upon presentation and surrender of the Certificates, the Paying Agent shall cause to

                                       9-1
be distributed to Certificateholders amounts distributable on such Payment Date pursuant to Section 5.2.

         (d) In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above-mentioned written notice, the Owner Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that remain subject to this Agreement. Any funds which are payable to Certificateholders remaining in the Trust after exhaustion of such remedies shall be distributed by the Owner Trustee to The United Way (but only upon termination of this Agreement), and the Certificateholders, by acceptance of their Certificates, hereby waive any rights with respect to such funds.

         (e) Upon the winding up of the Trust and its termination, the Owner Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Business Trust Statute.

                                       9-2

                                    ARTICLE X

             SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

         SECTION 10.1.  Eligibility Requirements for Owner Trustee.

         The Owner Trustee shall at all times be a corporation (i) satisfying the provisions of Section 3807(a) of the Business Trust Statute; (ii) authorized to exercise corporate trust powers; (iii) having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or State authorities; (iv) having (or having a parent which has) a long-term debt rating of at least P-1 by Moody's or AA- by S&P and a short-term debt rating of A-1+ from S&P or otherwise acceptable to the Rating Agencies; and (v) shall not be an Affiliate of the Seller. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.2.

         SECTION 10.2.  Resignation or Removal of Owner Trustee.

         The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor at least 30 days before the date specified in such instrument. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor Owner Trustee meeting the qualifications set forth in Section 10.1 by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

         If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.1 and shall fail to resign after written request therefor by the Depositor or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Owner Trustee. If the Depositor shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Depositor shall promptly appoint a successor Owner Trustee meeting the qualification requirements of Section 10.1 by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee and payment of all fees owed to the outgoing Owner Trustee.

         Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until all fees

                                      10-1
and expenses, including any indemnity payments, due to the outgoing Owner Trustee have been paid and until acceptance of appointment by the successor Owner Trustee pursuant to Section 10.3. The Depositor shall provide notice of such resignation or removal of the Owner Trustee to each of the Rating Agencies.

         SECTION 10.3.  Successor Owner Trustee.

         Any successor Owner Trustee appointed pursuant to Section 10.2 shall execute, acknowledge and deliver to the Depositor and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties, and obligations.

         No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 10.1.

         Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Administrator shall mail notice of the successor Owner Trustee to the Certificateholder, the Indenture Trustee, the Noteholders and the Rating Agencies. If the Administrator shall fail to mail such notice within 10 days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Administrator. Any successor Owner Trustee appointed hereunder shall promptly file an amendment to the Certificate of Trust as required by the Business Trust Statute.

         SECTION 10.4.  Merger or Consolidation of Owner Trustee.

         Any corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, provided such corporation shall be eligible pursuant to Section 10.1, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, and provided further that the Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies.

         SECTION 10.5.  Appointment of Co-Trustee or Separate Trustee.

         Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Property or any

                                      10-2

Collateral Security may at the time be located, the Administrator and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Trust Property, and to vest in such Person, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Administrator and the Owner Trustee may consider necessary or desirable. If the Administrator shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Owner Trustee shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 10.1 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.1.

         Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties, and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations (including the holding of title to the Trust Property or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

                  (ii) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

                  (iii) the Administrator and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

         Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article X. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Administrator.

         Any separate trustee or co-trustee may at any time appoint the Owner Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any

                                      10-3
lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                                      10-4

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

         SECTION 11.1.  Amendment.

         (a) This Agreement may be amended by the Depositor and the Owner Trustee, without the consent of any of the Certificateholder or Noteholders, (i) to cure any ambiguity, or (ii) to correct, supplement or modify any provisions in this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder or Noteholder.

         (b) This Agreement may also be amended from time to time, by the Depositor and the Owner Trustee with the consent of a Certificate Majority of the Certificates and, if such amendment materially and adversely affects the interests of Noteholders, the consent of a Note Majority (which consent of any Holder of a Certificate or Note given pursuant to this Section or pursuant to any other provision of this Agreement shall be conclusive and binding on such Holder and on all future Holders of such Certificate or Note and of any Certificate or Note issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Certificate or Note) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Holders of Certificates or Notes; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Loans or distributions that shall be required to be made on any Certificate or Note or the Class A-1 Interest Rate, the Class A-2 Interest Rate, the Class A-3 Interest Rate, the Class A-4 Interest Rate, the Class A-5 Interest Rate, the Class A-6 Interest Rate, the Class M-1 Interest Rate, the Class M-2 Interest Rate, the Class B-1 Interest Rate or the Class B-2 Interest Rate, or
(b) reduce the aforesaid percentage required to consent to any such amendment or any waiver hereunder, without the consent of the Holders of all Certificates and Notes then outstanding.

         (c) Prior to the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Rating Agency.

         (d) Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder and the Indenture Trustee unless such parties have previously received such notification.

         (e) It shall not be necessary for the consent of Certificateholders or Noteholders pursuant to Section 11.1(b) to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders and Noteholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by

                                      11-1

Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe, including the establishment of record dates.

         (f) Prior to the execution of any amendment to this Agreement, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.

         (g) The Depositor and the Owner Trustee may amend this Agreement in order to effect a "financial asset securitization investment trust" ("FASIT") election for all or a portion of the Trust; provided, that (i) the Depositor delivers an Opinion of Counsel to the Owner Trustee to the effect that such election will not adversely affect the Federal or applicable state income tax characterization of any outstanding Notes or Certificates or the taxability of the Trust under Federal or applicable state income tax laws or otherwise have a material adverse effect on the Certificates or Notes, and (ii) the requirements of clauses (c), (d) and (f) above are met.

         SECTION 11.2.  No Recourse.

         Each Certificateholder by accepting a Certificate acknowledges that such Certificateholder's Certificates represent beneficial interests in the Trust only and do not represent interests in or obligations of the Seller, the Depositor, the Servicer, the Owner Trustee, the Indenture Trustee or any Affiliate of any of the foregoing and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Certificates or the Related Documents.

         SECTION 11.3.  No Petition.

         The Owner Trustee, by entering into this Trust Agreement, and each Certificateholder, by accepting a Certificate, hereby covenant and agree that they will not at any time institute against the Seller, the Issuer or the Class C Certificateholder, or join in any institution against the Seller, the Issuer or the Class C Certificateholder, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, this Trust Agreement or any of the Related Documents.

         SECTION 11.4.  Governing Law.

         THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.


                                      11-2

         SECTION 11.5.  Severability of Provisions.

         If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

         SECTION 11.6.  Certificates Nonassessable and Fully Paid.

         Certificateholders shall not be personally liable for obligations of the Trust. The fractional undivided interests in the Trust represented by the Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever, and Certificates upon execution thereof by the Owner Trustee pursuant to Section 3.3 are and shall be deemed fully paid.

         SECTION 11.7.  Third-Party Beneficiaries.

         This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. The parties further agree that the Indenture Trustee, the Noteholders and the Certificateholders shall be deemed to be third party beneficiaries of this Agreement. Except as otherwise provided in this Agreement, no other Person shall have any right or obligation hereunder.

         SECTION 11.8.  Counterparts.

         For the purpose of facilitating its execution and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

         SECTION 11.9.  Notices.

         All demands, notices and communications under this Agreement shall be in writing, personally delivered or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Depositor, at the following address: c/o Conseco Finance Corp., 1100 Landmark Towers, 345 St. Peter Street, St. Paul, Minnesota 55102-1639,
Attention: Chief Financial Officer, (b) in the case of the Owner Trustee, at the Corporate Trust Office and (c) in the case of each Rating Agency, 55 Water Street, New York, New York 10041 (for Standard & Poor's) Attention: Asset-Backed Surveillance and 99 Church Street, New York, New York 10007, Attention: ABS Monitoring Department (for Moody's), or at such other address as shall be designated by any such party in a written notice to the other parties. Notwithstanding the foregoing, any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register, and any notice so mailed within the time prescribed in this

                                      11-3

Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

         SECTION 11.10  Limitation of Liability

         It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee of Conseco Finance Home Loan Trust 1999-G, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually, or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other related documents.

                                      11-4

         IN WITNESS WHEREOF, the Depositor and the Owner Trustee have caused this Trust Agreement to be duly executed by their respective officers as of the day and year first above written.

                                     CONSECO FINANCE SECURITIZATIONS
                                     CORP.,
                                       as Depositor



                                     By: /s/ Timothy R. Jacobson
                                        ---------------------------------------
                                         Timothy R. Jacobson
                                         Vice President and Assistant Treasurer


                                     WILMINGTON TRUST COMPANY, not in its
                                     individual capacity but solely as
                                     Owner Trustee


                                     By: /s/ James P. Lawler
                                        ---------------------------------------
                                         Name:  James P. Lawler
                                         Title: Vice President


ATTEST:

CONSECO FINANCE CORP.


By: /s/ Timothy R. Jacobson
   ----------------------------------
      Timothy R. Jacobson
      Vice President and Assistant Treasurer

                                                                       EXHIBIT A

                             CERTIFICATE OF TRUST OF
                     CONSECO FINANCE HOME LOAN TRUST 1999-G


         THIS Certificate of Trust of Conseco Finance Home Loan Trust 1999-G (the "Trust") is being duly executed and filed by the undersigned trustee, to form a business trust under the Delaware Business Trust Act (12 Del. Code, ss. 3801 et seq.) (the "Act").

         1. Name. The name of the business trust formed hereby is Conseco Finance Home Loan Trust 1999-G.

         2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention:
Corporate Trust Administration.

         3. This Certificate of Trust will be effective November 16, 1999.

         IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Trust in accordance with Section 3811(a) of the Act.

                                      WILMINGTON TRUST COMPANY,
                                        as trustee


                                      By:_______________________________
                                          Name:_________________________
                                          Title:________________________

                                                                     EXHIBIT B-1


                          FORM OF CLASS B-1 CERTIFICATE

           THIS TRUST CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT
              TO THE NOTES TO THE EXTENT DESCRIBED IN THE INDENTURE
                               REFERRED TO HEREIN.

                     CONSECO FINANCE HOME LOAN TRUST 1999-G

                    10.48% CLASS B-1 LOAN-BACKED CERTIFICATE

evidencing a fractional undivided interest in the Trust, as defined below, the property of which includes a pool of home improvement contracts and promissory notes and home equity loans secured by mortgages, deeds of trust or security deeds on certain real property which is subject to the home improvement or home equity loan to which it relates, all sold to the Trust by Conseco Finance Securitizations Corp.

This Certificate does not represent an obligation of, or an interest in, Conseco Finance Corp. or any affiliate thereof.

Certificate No.                              Denomination:   $

Initial Cutoff Date:                         Aggregate Denomination of all
September 1, 1999                            Class B-1 Certificates: $14,437,000

First Distribution Date:                     Interest Rate:   10.48%
December 15, 1999


Servicer:                                    Final Scheduled Payment Date:
Conseco Finance Corp.                        June 15, 2024

                                             CUSIP:   20847RAJ4

         This Certificate may not be acquired by (a) a pension, profit sharing or other employee benefit plan, or an individual retirement account or Keogh Plan, subject to Title I of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Benefit Plan") or (b) an entity whose underlying assets include plan assets by reason of such Benefit Plan's investment in the entity (including an insurance company acting on behalf of its general account) (each, a "Benefit Plan Investor"). Prior to its purchase of this Certificate, the proposed transferee of such Certificate must certify in writing (in the form of letter attached as Exhibit D to the Trust Agreement) to the Seller, the Servicer, the Owner Trustee and the Underwriter that it is not a Benefit Plan Investor. Any transfer of this Certificate in violation of the foregoing shall be void and of no effect.

                                      B-1-1

         Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC") to the Trust or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                                      B-1-2

         THIS CERTIFIES THAT ____________________ is the registered owner of a nonassessable, fully paid, fractional undivided interest in Conseco Finance Home Loan Trust 1999-G (the "Trust"). The Trust was created pursuant to a Trust Agreement, dated as of September 1, 1999 (the "Trust Agreement"), between Conseco Finance Securitizations Corp., as depositor (the "Depositor") and Wilmington Trust Company, not in its individual capacity but solely as owner trustee (the "Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement or the Sale and Servicing Agreement, dated as of September 1, 1999 (the "Sale and Servicing Agreement"), among the Trust, the Depositor and Conseco Finance Corp., as Originator, Guarantor and Servicer.

         This Certificate is one of the duly authorized Certificates designated as "10.48% Class B-1 Loan-Backed Certificates" (herein called the "Class B-1 Certificates"). The Trust has also issued its Class B-2 Loan-Backed Certificates (together with the Class B-1 Certificates, the "Class B Certificates") and its Class C Certificates (together with the Class B Certificates, the "Certificates") and has issued under the Indenture, dated as of September 1, 1999, between the Trust and U.S. Bank Trust National Association, as trustee, the Loan-Backed Notes (the "Notes") designated as the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class M-1 and Class M-2 Notes. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The property of the Trust includes (as more fully described in the Trust Agreement) a pool of home improvement contracts and promissory notes and home equity loans (the "Loans") which are secured by mortgages, deeds of trust or security deeds on certain real property which is the subject of the home improvement or home equity loans to which it relates, certain monies due thereunder on or after the Cutoff Date, an assignment of the Seller's security interests in the related real property, certain bank accounts and property (including the right to receive Liquidation Proceeds) securing the Loans, and proceeds of all of the foregoing.

         Under the Trust Agreement, there will be distributed on the 15th day of each month or, if such 15th day is not a Business Day, the next succeeding Business Day (the "Payment Date"), commencing on December 15, 1999 to the person in whose name this Certificate is registered at the close of business on the Business Day immediately preceding such Payment Date (the "Record Date"), such Certificateholder's fractional undivided interest in the interest and principal then distributable on the Class B-1 Certificates to the extent of the funds available therefor.

         It is the intent and agreement of the Depositor, the Servicer and the Certificateholders that, for purposes of Federal income, state and local income and franchise and any other income taxes, the Trust will be treated as a partnership and the Certificateholders will be treated as partners in that partnership. The Certificateholders, by acceptance of a Certificate, agree to treat, and to take no action inconsistent with the treatment of, the Certificates for such tax purposes as partnership interests in the Trust.

         Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Depositor, the Trust or the Class C

                                      B-1-3

Certificateholder or join in any institution against the Depositor, the Trust or the Class C Certificateholder of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, the Trust Agreement or any of the Related Documents.

         Except as provided in the Trust Agreement, distributions on this Certificate will be made by the Owner Trustee by check or money order mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Owner Trustee. The Record Date otherwise applicable to distributions shall not be applicable to such final distribution.

         Except as provided in the Trust Agreement, distributions on this Certificate will be made by the Owner Trustee by check or money order mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Owner Trustee. The Record Date otherwise applicable to distributions shall not be applicable to such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the parties thereto and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Owner Trustee. In certain limited circumstances, the Trust Agreement may only be amended with the consent of the Holders of Class B-1 Certificates evidencing not less than a majority of the Class B-1 Principal Balance and, in certain circumstances, 100% of the Class B-1 Principal Balance. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and on all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.

         As provided in the Trust Agreement and subject to certain limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Registrar upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Owner Trustee in Wilmington, Delaware accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate fractional undivided interest in the Trust issued to the designated transferee. The initial Certificate Registrar appointed under the Trust Agreement is Wilmington Trust Company.

                                      B-1-4

         The Certificates are issuable only as registered Certificates without coupons in denominations of $1,000 and integral multiples thereof. As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations of a like aggregate fractional undivided interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee may require payment of a sum sufficient to cover any tax or governmental charges payable in connection therewith.

         The Owner Trustee, the Certificate Registrar and any agent of the Owner Trustee or the Certificate Registrar may treat the person in whose name this Certificate is registered as the owner hereof for the purpose of receiving distributions and for all other purposes, and neither the Owner Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Trust Agreement and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Trust Agreement and the disposition of all property held as part of the Trust. The Class C Certificateholder may at its option purchase the corpus of the Trust at a price specified in the Sale and Servicing Agreement, and such purchase of the Loans and other property of the Trust will effect early retirement of the Certificates; provided, however, such right of purchase is exercisable only as of a Record Date as of which the Pool Scheduled Principal Balance is less than or equal to 20% of the Cutoff Date Pool Principal Balance. In the event that the Class C Certificateholder does not so purchase the corpus of the trust, the Indenture Trustee shall conduct an auction as provided in Section 8.01(e) of the Sale and Servicing Agreement.

         If such Trust corpus purchase option is not exercised, then bids will be solicited by the Indenture Trustee for the purchase of the Loans remaining in the Trust. If a bid is received and the amount of such bid is at least equal to the greater of (a) the fair market value of the Loans or (b) the amount equal to fees and advances of the Servicer and all unpaid interest and principal on the Notes and Certificates, the Loans will be sold and the net sale proceeds distributed to effect early retirement of the Certificates.
         The recitals contained herein shall be taken as the statements of the Depositor or the Servicer, as the case may be, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Certificate or of any Loan or related document.

         Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual or facsimile signature, this Certificate shall not entitle the Holder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

                                      B-1-5

         IN WITNESS WHEREOF, the Owner Trustee on behalf of the Trust and not in its individual capacity has caused this Certificate to be duly executed.

Dated:  November 16, 1999

                                     CONSECO FINANCE HOME LOAN TRUST
                                     1999-G

                                     By   WILMINGTON TRUST COMPANY, not in its
                                          individual capacity but solely on
                                          behalf of the Issuer as Owner Trustee
                                          under the Trust Agreement


                                     By__________________________________
                                       Name:_____________________________
                                       Title:____________________________


                                     Attest
                                       Name:_____________________________
                                       Title:____________________________

                                      B-1-6

                  OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Certificates referred to in the within-mentioned Trust Agreement.

                              WILMINGTON TRUST COMPANY,
                              not in its individual capacity but solely as Owner Trustee

                              By  __________________________________
                                  as Authenticating Agent

                                      B-1-7

                                   ASSIGNMENT

         FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto ________________________ (PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE)


(Please print or typewrite name and address, including postal zip code, of assignee)



the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing



Attorney to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.


Dated:                                       *_________________________________
                                              Signature Guaranteed:

                                             *_________________________________



*NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever. Such signature must be guaranteed by a member firm of The New York Stock Exchange, Inc. or a commercial bank or trust company.


                                      B-1-8

                                                                     EXHIBIT B-2

                          FORM OF CLASS B-2 CERTIFICATE

           THIS TRUST CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT
              TO THE NOTES TO THE EXTENT DESCRIBED IN THE INDENTURE REFERRED TO HEREIN, AND TO THE CLASS B-2 CERTIFICATES
                               REFERRED TO HEREIN.

                     CONSECO FINANCE HOME LOAN TRUST 1999-G

                    10.96% CLASS B-2 LOAN-BACKED CERTIFICATE

evidencing a fractional undivided interest in the Trust, as defined below, the property of which includes a pool of home improvement contracts and promissory notes and home equity loans secured by mortgages, deeds of trust or security deeds on certain real property which is subject to the home improvement or home equity loan to which it relates, all sold to the Trust by Conseco Finance Securitizations Corp.

Certificate No.                              Denomination:   $

Initial Cutoff Date:                         Aggregate Denomination of all
September 1, 1999                            Class B-2 Certificates: $19,938,000

First Payment Date:                          Pass-Through Rate:  10.96%
December 15, 1999

Servicer:                                    Final Scheduled Payment Date:
Conseco Finance Corp.                        December 15, 2029

                                             CUSIP:  20847R AK 1

         This Certificate may not be acquired by (a) a pension, profit sharing or other employee benefit plan, or an individual retirement account or Keogh Plan, subject to Title I of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Benefit Plan") or (b) an entity whose underlying assets include plan assets by reason of such Benefit Plan's investment in the entity (including an insurance company acting on behalf of its general account) (each, a "Benefit Plan Investor"). Prior to its purchase of this Certificate, the proposed transferee of such Certificate must certify in writing (in the form of letter attached as Exhibit D to the Trust Agreement) to the Seller, the Servicer, the Owner Trustee and the Underwriter that it is not a Benefit Plan Investor. Any transfer of this Certificate in violation of the foregoing shall be void and of no effect.

         Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC") to the Trust or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the

                                      B-2-1
name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                                      B-2-2

         THIS CERTIFIES THAT _______________________ is the registered owner of a nonassessable, fully paid, fractional undivided interest in Conseco Finance Home Loan Trust 1999-G (the "Trust"). The Trust was created pursuant to a Trust Agreement, dated as of September 1, 1999 (the "Trust Agreement"), between Conseco Finance Securitizations Corp., as depositor (the "Depositor") and Wilmington Trust Company, not in its individual capacity but solely as owner trustee (the "Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement or the Sale and Servicing Agreement, dated as of September 1, 1999 (the "Sale and Servicing Agreement"), among the Trust, the Depositor and Conseco Finance Corp., as Originator, Guarantor and Servicer.

         This Certificate is one of the duly authorized Certificates designated as "10.96% Class B-2 Loan-Backed Certificates" (herein called the "Class B-2 Certificates"). The Trust has also issued its Class B-1 Loan-Backed Certificates (together with the Class B-2 Certificates, the "Class B Certificates") and its Class C Loan-Backed Certificates (together with the Class B Certificates, the "Certificates") and has issued under the Indenture, dated as of September 1, 1999, between the Trust and U.S. Bank Trust National Association, as trustee, the Loan-Backed Notes (the "Notes") designated as the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class M-1 and Class M-2 Notes. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The property of the Trust includes (as more fully described in the Trust Agreement) a pool of home improvement contracts and promissory notes and home equity loans (the "Loans") which are secured by mortgages, deeds of trust or security deeds on certain real property which is the subject of the home improvement or home equity loans to which it relates, certain monies due thereunder on or after the Cutoff Date, an assignment of the Seller's security interests in the related real property, certain bank accounts and property (including the right to receive Liquidation Proceeds) securing the Loans, and proceeds of all of the foregoing.

         Under the Trust Agreement, there will be distributed on the 15th day of each month or, if such 15th day is not a Business Day, the next succeeding Business Day (the "Payment Date"), commencing on December 15, 1999 to the person in whose name this Certificate is registered at the close of business on the Business Day immediately preceding such Payment Date (the "Record Date"), such Certificateholder's fractional undivided interest in the interest and principal then distributable on the Class B-2 Certificates to the extent of the funds available therefor. Such distributions shall be made only after distributions due on such date on the Class B-1 Certificates have been made in full.

         It is the intent and agreement of the Depositor, the Servicer and the Certificateholders that, for purposes of Federal income, state and local income and franchise and any other income taxes, the Trust will be treated as a partnership and the Certificateholders will be treated as partners in that partnership. The Certificateholders, by acceptance of a Certificate, agree to treat, and to take no action inconsistent with the treatment of, the Certificates for such tax purposes as partnership interests in the Trust.

                                      B-2-3

         Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Depositor, the Trust or the Class C Certificateholder or join in any institution against the Depositor, the Trust or the Class C Certificateholder of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, the Trust Agreement or any of the Related Documents.

         Except as provided in the Trust Agreement, distributions on this Certificate will be made by the Owner Trustee by check or money order mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Owner Trustee. The Record Date otherwise applicable to distributions shall not be applicable to such final distribution.

         The Certificates do not represent an obligation of, or an interest in, the Depositor, the Servicer, the Owner Trustee or any Affiliate of any of them. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds in the Certificate Account and the Class B-2 Limited Guaranty of the Guarantor, to the extent available for distribution to the Certificateholder as provided in the Trust Agreement. The Certificates are limited in right of payment to certain collections and recoveries respecting the Loans, all as more specifically set forth in the Trust Agreement. A copy of the Trust Agreement may, upon request, be examined by any Certificateholder during normal business hours at the principal office of the Depositor and at such other places, if any, designated by the Depositor.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the parties thereto and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Owner Trustee. In certain limited circumstances, the Trust Agreement may only be amended with the consent of the Holders of Certificates evidencing not less than a majority of the Class B-2 Principal Balance and, in certain circumstances, 100% of the Class B-2 Principal Balance. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and on all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.

         As provided in the Trust Agreement and subject to certain limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Registrar upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Owner Trustee in Wilmington, Delaware accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate fractional undivided interest in the Trust issued to the designated transferee. The initial Certificate Registrar appointed under the Trust Agreement is Wilmington Trust Company.

                                      B-2-4

         The Certificates are issuable only as registered Certificates without coupons in denominations of $1,000 and integral multiples thereof. As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations of a like aggregate fractional undivided interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee may require payment of a sum sufficient to cover any tax or governmental charges payable in connection therewith.

         The Owner Trustee, the Certificate Registrar and any agent of the Owner Trustee or the Certificate Registrar may treat the person in whose name this Certificate is registered as the owner hereof for the purpose of receiving distributions and for all other purposes, and neither the Owner Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Trust Agreement and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Trust Agreement and the disposition of all property held as part of the Trust. The Class C Certificateholder may at its option purchase the corpus of the Trust at a price specified in the Sale and Servicing Agreement, and such purchase of the Loans and other property of the Trust will effect early retirement of the Certificates; provided, however, such right of purchase is exercisable only as of a Record Date as of which the Pool Scheduled Principal Balance is less than or equal to 20% of the Cutoff Date Pool Principal Balance. In the event that the Class C Certificateholder does not so purchase the corpus of the trust, the Indenture Trustee shall conduct an auction as provided in Section 8.01(e) of the Sale and Servicing Agreement.

         If such Trust corpus purchase option is not exercised, then bids will be solicited by the Indenture Trustee for the purchase of the Loans remaining in the Trust. If a bid is received and the amount of such bid is at least equal to the greater of (a) the fair market value of the Loans or (b) the amount equal to fees and advances of the Servicer and all unpaid interest and principal on the Notes and Certificates, the Loans will be sold and the net sale proceeds distributed to effect early retirement of the Certificates.

         The recitals contained herein shall be taken as the statements of the Depositor or the Servicer, as the case may be, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Certificate or of any Loan or related document.

         Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual or facsimile signature, this Certificate shall not entitle the Holder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

                                      B-2-5

         IN WITNESS WHEREOF, the Owner Trustee on behalf of the Trust and not in its individual capacity has caused this Certificate to be duly executed.

Dated:  November 16, 1999

                                     CONSECO FINANCE HOME LOAN TRUST
                                     1999-G

                                     By WILMINGTON TRUST COMPANY, not
                                        in its individual capacity but solely on behalf of the Issuer as Owner Trustee under the Trust Agreement


                                     By  ________________________________
                                         Name:___________________________
                                         Title:__________________________


                                     Attest
                                         Name:___________________________
                                         Title:__________________________

                                      B-2-6

                  OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Certificates referred to in the within-mentioned Trust Agreement.

                              WILMINGTON TRUST COMPANY,
                              not in its individual capacity but solely as Owner Trustee

                              By__________________________________
                                    as Authenticating Agent

                                      B-2-7

                                   ASSIGNMENT

         FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto _______________________ (PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE)


(Please print or typewrite name and address, including postal zip code, of assignee)



the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing



Attorney to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:                                       *_________________________________
                                              Signature Guaranteed:


                                             *_________________________________

*NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever. Such signature must be guaranteed by a member firm of The New York Stock Exchange, Inc. or a commercial bank or trust company.

                                      B-2-1

                                    EXHIBIT C

                           FORM OF CLASS C CERTIFICATE

          THIS CLASS C CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT
             TO THE NOTES AND THE CLASS B CERTIFICATES TO THE EXTENT
               DESCRIBED IN THE SALE AND SERVICING AGREEMENT, THE
              INDENTURE AND THE TRUST AGREEMENT REFERRED TO HEREIN.

         THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 3.4 OF THE TRUST AGREEMENT REFERRED TO HEREIN.

                     CONSECO FINANCE HOME LOAN TRUST 1999-G


evidencing a beneficial interest in the Trust, as defined below, the property of which includes a pool of home improvement contracts and promissory notes and home equity loans secured by mortgages, deeds of trust or security deeds on certain real property which is subject to the home improvement or home equity loan to which it relates, all sold to the Trust by Conseco Finance Securitization Corp.

This Certificate does not represent an obligation of, or an interest in, Conseco Finance Corp. or any affiliate thereof.

Certificate No.                              Percentage Interest:  ____%

First Payment Date:
December 15, 1999

Servicer:
Conseco Finance Corp.


         This Certificate may not be acquired by (a) a pension, profit sharing or other employee benefit plan, or an individual retirement account or Keogh Plan, subject to Title I of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Benefit Plan") or (b) an entity whose underlying assets include plan assets by reason of such Benefit Plan's investment in the entity (including an insurance company acting on behalf of its general account) (each, a "Benefit Plan Investor"). Prior to its purchase of this Certificate, the proposed transferee of such Certificate must certify in writing (in the form of letter attached as Exhibit D to the Trust Agreement) to the Seller, the Servicer, the Owner Trustee and the Underwriter that it is not a

Benefit Plan Investor. Any transfer of this Certificate in violation of the foregoing shall be void and of no effect.


         THIS CERTIFIES THAT ______________ is the registered owner of a nonassessable, fully paid, fractional undivided interest in the Conseco Finance Home Loan Trust 1999-G (the "Trust"). The Trust was created pursuant to a Trust Agreement, dated as of September 1, 1999 (the "Trust Agreement"), between Conseco Finance Securitizations Corp., as depositor (the "Depositor"), and Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee (the "Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement or the Sale and Servicing Agreement, dated as of September 1, 1999 (the "Sale and Servicing Agreement"), between the Trust, the Depositor and Conseco Finance Corp., as Originator, Guarantor and Servicer.

         This Certificate is the duly authorized Class C Certificate issued under the Trust Agreement (herein called the "Class C Certificate"). The Trust has also issued under the Trust Agreement the Class B-1 and Class B-2 Certificates. The Trust has also issued under the Indenture, dated as of September 1, 1999, between the Trust and U.S. Bank Trust National Association, as trustee, the Loan-Backed Notes (the "Notes") designated as the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class M-1 and Class M-2 Notes. This Class C Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The property of the Trust includes (as more fully described in the Trust Agreement) a pool of home improvement contracts and promissory notes and home equity loans (the "Loans") which are secured by mortgages, deeds of trust or security deeds on certain real property which is the subject of the home improvement or home equity loans to which it relates, certain monies due thereunder on or after the Cutoff Date, an assignment of the Seller's security interests in the related real property, certain bank accounts and property (including the right to receive Liquidation Proceeds) securing the Loans, and proceeds of all of the foregoing.

         Under the Trust Agreement, there will be distributed on the 15th day of each month or, if such 15th day is not a Business Day, the next succeeding Business Day (the "Payment Date"), commencing on December 15, 1999, to the person in whose name this Certificate is registered at the close of business on the Business Day immediately preceding such Payment Date (the "Record Date"), such Certificateholder's fractional undivided interest in the amounts then distributable on the C Class Certificate to the extent of the funds available therefor.

         It is the intent and agreement of the Depositor, the Servicer and the Certificateholders that, for purposes of Federal income, state and local income and franchise and any other income taxes, the Trust will be treated as a partnership and the Certificateholders will be treated as partners in that partnership. The Certificateholders, by acceptance of a Certificate, agree to treat, and to take no action inconsistent with the treatment of, the Certificates for such tax purposes as partnership interests in the Trust.

         The Certificateholder, by its acceptance of a Class C Certificate, covenants and agrees that it will not at any time institute against or join in any institution against the Depositor or the Trust of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, the Trust Agreement or any of the Related Documents.

         Except as provided in the Trust Agreement, distributions on this Class C Certificate will be made by the Paying Agent by check or money order mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Paying Agent of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Owner Trustee. The Record Date otherwise applicable to distributions shall not be applicable to such final distribution.

         The Class C Certificates do not represent an obligation of, or an interest in, the Depositor, the Servicer, the Owner Trustee or any Affiliate of any of them. The Class C Certificates are limited in right of payment to certain collections and recoveries respecting the Loans, all as more specifically set forth in the Trust Agreement. A copy of the Trust Agreement may, upon request, be examined by any Certificateholder during normal business hours at the principal office of the Depositor and at such other places, if any, designated by the Depositor.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the parties thereto and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Owner Trustee. In certain limited circumstances, the Trust Agreement may only be amended with the consent of the Holders of Certificates evidencing not less than a Certificate Majority. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and on all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.

         As provided in the Trust Agreement and subject to certain limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Registrar upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Owner Trustee in Wilmington, Delaware accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate fractional undivided interest in the Trust issued to the designated transferee. The initial Certificate Registrar appointed under the Trust Agreement is Wilmington Trust Company.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, Class C Certificates are exchangeable for new Class C Certificates of a like interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee may require payment of a sum sufficient to cover any tax or governmental charges payable in connection therewith.

         The Owner Trustee, the Certificate Registrar and any agent of the Owner Trustee or the Certificate Registrar may treat the person in whose name this Class C Certificate is registered as the owner hereof for the purpose of receiving distributions and for all other purposes, and neither the Owner Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Trust Agreement and the Trust created thereby shall terminate upon the payment to Class C Certificateholders of all amounts required to be paid to them pursuant to the Trust Agreement and the disposition of all property held as part of the Trust. The Class C Certificateholder may at its option purchase the corpus of the Trust at a price specified in the Sale and Servicing Agreement, and such purchase of the Loans and other property of the Trust will effect early retirement of the Certificates; provided, however, such right of purchase is exercisable only as of a Record Date as of which the Pool Scheduled Principal Balance is less than or equal to 20% of the Cutoff Date Pool Principal Balance.

         The recitals contained herein shall be taken as the statements of the Depositor or the Servicer, as the case may be, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Class C Certificate or of any Loan or related document.

         Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual or facsimile signature, this Certificate shall not entitle the Holder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Owner Trustee on behalf of the Trust and not in its individual capacity has caused this Certificate to be duly executed.

Dated:   November 16, 1999


                                     CONSECO FINANCE HOME LOAN TRUST
                                     1999-G

                                     By    WILMINGTON TRUST COMPANY, not in
                                           its individual capacity but solely on
                                           behalf of the Issuer as Owner Trustee
                                           under the Trust Agreement


                                     By:______________________________________
                                        Name:_________________________________
                                        Title:________________________________

                  OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Certificates referred to in the within-mentioned Trust Agreement.

                                 WILMINGTON TRUST COMPANY, not in its
                                 individual capacity but solely as Owner Trustee


                                 By:________________________________________
                                           as Authenticating Agent

                                   ASSIGNMENT

         FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto ___________________________ (PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE)


(Please print or typewrite name and address, including postal zip code, of assignee)



the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing



Attorney to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:                                       *_________________________________
                                              Signature Guaranteed:


                                             *_________________________________

*NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever. Such signature must be guaranteed by a member firm of The New York Stock Exchange, Inc. or a commercial bank or trust company.

                                                                       EXHIBIT D

                 FORM OF REPRESENTATION LETTER AND CERTIFICATION


                                                              ___________, 199__

Conseco Finance Corp.                        Bear, Stearns & Co. Inc.
1100 Landmark Towers                         245 Park Avenue
345 St. Peter Street                         New York, NY 10167
St. Paul, MN  55102
Attention:  Chief Financial Officer

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware  19890-0001
Attn:  Corporate Trust Administration

         Re:      Conseco Finance Home Loan Trust 1999-G

Ladies and Gentlemen:

         This is to notify you as to the transfer of Conseco Finance Home Loan Trust 1999-G Class C Certificate, No ____.

         The undersigned is the holder of the Class C Certificate and with this notice hereby deposits with the Trustee a certificate representing the Certificate and requests that Class C Certificates in the same percentage interest be issued and executed on behalf of the Trust and authenticated by the Trustee, as specified in the Trust Agreement, and registered to the purchaser on ________,____, as follows:

         Name:
         Denominations:
         Address:
         Taxpayer I.D. No.:

         In connection with the proposed purchase, the undersigned hereby confirms that:

         1. The undersigned is not (a) a pension, profit sharing or other employee benefit plan, or an individual retirement account or Keogh Plan, subject to Title I of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Benefit Plan") or (b) an entity whose underlying assets include plan assets by reason of such Benefit Plan's investment in the entity (including an insurance company acting on behalf of its general account) (each, a "Benefit Plan Investor").

         2. The undersigned understands that the Class C Certificate has not been and will not be registered under the Securities Act of 1933 (the "1933 Act") and may be resold (which resale is not currently contemplated) only if registered pursuant to the provisions of the 1933 Act or if an exemption from registration is available, that Conseco Finance Securitizations Corp. is not required to register the Class C Certificate and that any transfer must comply with Section 3.4 of the Trust Agreement relating to the Certificates.

         3. The undersigned will comply with all applicable federal and state securities laws in connection with any subsequent resale of the Class C Certificate.

         4. The undersigned is a sophisticated institutional investor and has knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of its investment in the Class C Certificate and is able to bear the economic risk of such investment.

         5. The undersigned is acquiring the Class C Certificate as principal for its own account (or for the account of one or more other institutional investors for which it is acting as duly authorized fiduciary or agent) for the purpose of investment and not with a view to or for sale in connection with any distribution thereof, subject nevertheless to any requirement of law that the disposition of the undersigned's property shall at all times be and remain within its control.

         6. The undersigned understands that such Class C Certificate will bear a legend substantially as set forth in the form of Class C Certificate included in the Trust Agreement.

         7. The undersigned agrees that it will obtain from any undersigned of the Class C Certificate from it the same representations, warranties and agreements contained in the foregoing paragraphs 1 through 6 and in this paragraph 7.

         8. The undersigned understands that any purported transfer of any Class C Certificate in contravention of the restrictions and conditions set forth in paragraphs 1 through 7 above (including any violation of the representation in paragraph 1 by an investor who continues to hold a Class C Certificate occurring any time after the transfer in which it acquired such Class C Certificate) shall be null and void, and the purported transferee shall not be recognized by the Trust or any other person as a Certificateholder for any purpose.

         9. The person signing this letter on behalf of the ultimate beneficial purchaser of the Class C Certificate has been duly authorized by such beneficial purchaser of the Class C Certificate to do so.

         10. The Class C Certificate purchased by the undersigned should be registered in the name set forth on Schedule 1 hereto. All payments on the Class C Certificates held by the undersigned should be wired in accordance with the instructions set forth on Schedule 1 hereto unless the undersigned otherwise notifies the Owner Trustee in writing.

         You are entitled to rely upon this letter, and the undersigned understands that, in granting their respective consents to the purchase of Class C Certificate, the Depositor, the Servicer, the Trustee and the Underwriter will rely on the undersigned's representations and warranties in this letter and on the undersigned's certifications in the documents delivered by the undersigned to the Depositor, the Servicer, the Owner Trustee or the Underwriter in conjunction with the purchase of Class C Certificate by the undersigned. You are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                     Very truly yours,

                                     [NAME OF HOLDER OF CERTIFICATE]


                                     By:________________________________________
                                        Name, Chief Financial or other Executive
                                        Officer

                                                                      Schedule 1
                                                                      ----------


                      Registration and Payment Instructions
                      -------------------------------------

Registration Instructions:
--------------------------

Full Legal Name of Purchaser:___________________________________________________
Name in Which Class C Certificates Should be Registered:________________________


Payment Instructions:

Name of Bank:________________________________
Address of Bank:_____________________________
Account Name:________________________________
Account Number:______________________________
ABA Number:__________________________________
Reference:___________________________________


Notice Information:
-------------------

Address:_____________________________________
        _____________________________________
Attention:___________________________________
Telephone:___________________________________
Telefax:_____________________________________

                                                                       EXHIBIT E


                    FORM OF CERTIFICATE DEPOSITORY AGREEMENT










                                       E-1